UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Lulu’s Fashion Lounge Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lulu’s Fashion Lounge Holdings, Inc.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 9, 2026
2:00 p.m. (Eastern time)
Virtual Meeting Site: www.virtualshareholdermeeting.com/LVLU2026
LULU’S FASHION LOUNGE HOLDINGS, INC.
195 HUMBOLDT AVENUE
CHICO, CALIFORNIA 95928

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
April 23, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Lulu’s Fashion Lounge Holdings, Inc. at 2:00 p.m. Eastern time, on Tuesday, June 9, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,

Dara Bazzano
Board Chair
i

Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this proxy statement are forward-looking statements, including but not limited to statements about our business plans, strategies and initiatives, including our environmental, social and governance (“ESG”) initiatives, and statements about our expectations regarding the implementation of certain of the proposals. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Lulus’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the factors discussed under the caption “Risk Factors” in Lulus’ Annual Report on Form 10-K for the fiscal year ended December 28, 2025 and its other filings with the Securities and Exchange Commission (the “SEC”) that could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While Lulus may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change, except as required by law.
Important Note Regarding the 2025 Reverse Stock Split
In June 2025, following stockholder approval, we effected a 1-for-15 reverse stock split of our outstanding shares of common stock (the “Reverse Stock Split”). The Reverse Stock Split became effective and our shares began trading on a post-split basis as of the opening of business on July 7, 2025. Accordingly, all share and per share amounts for all periods presented in this proxy statement have been retroactively adjusted to reflect the Reverse Stock Split. In addition, all equity awards and options outstanding immediately prior to the Reverse Stock Split were proportionately adjusted.
Important Note Regarding the Vesting of Restricted Stock Units
Any discussion regarding the vesting of restricted stock units (“RSUs”) throughout this proxy statement, other than the table set forth in the section titled, “Security Ownership of Certain Beneficial Owners and Management,” does not include a discussion or take into account any shares that were withheld by the Company to cover the tax withholding obligations of any executive officers upon the vesting of an RSU award. Any such withholdings have been reported in the applicable Section 16 filings.
ii

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, JUNE 9, 2026
The Annual Meeting of Stockholders (the “Annual Meeting”) of Lulu’s Fashion Lounge Holdings, Inc., a Delaware corporation (the “Company”), will be held at 2:00 p.m. Eastern time on Tuesday, June 9, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LVLU2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•
To elect Ms. Anisa Kumar and Ms. Crystal Landsem as Class II Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2027;
•
To adopt and approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of our common stock from 250,000,000 to 15,000,000 and decrease the number of authorized shares of our preferred stock from 10,000,000 to 500,000 (the “Authorized Shares Proposal”);

•
To adopt and approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to provide exculpation to certain officers of the Company as permitted by amendments to the Delaware General Corporation Law (the “Officer Exculpation Proposal”); and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 15, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investors@lulus.com, stating the purpose of the request and providing proof of ownership of Company common stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Naomi Beckman-Straus
General Counsel and Corporate Secretary
Chico, California
April 23, 2026
iii

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Lulu’s Fashion Lounge Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 9, 2026 (the “Annual Meeting”), at 2:00 p.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LVLU2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.001 par value per share, as of the close of business on April 15, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 2,864,405 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 28, 2025 (the “2025 Annual Report”) will be released on or about April 23, 2026 to our stockholders on the Record Date.
In this proxy statement, “Lulus,” “Company,” “we,” “us,” and “our” refer to Lulu’s Fashion Lounge Holdings, Inc. Our fiscal year is a “52-53 week” year ending on the Sunday closest in proximity to December 31, such that each quarterly period will be 13 weeks in length, except during a 53-week year when the fourth quarter will be 14 weeks. Unless the context requires otherwise, references herein to, “fiscal 2024” and/or “2024” refer to the fiscal year ended December 29, 2024, and “fiscal 2025” and/or “2025” refer to the fiscal year ended December 28, 2025, and “fiscal 2026” and/or “2026” refer to the fiscal year ending January 3, 2027. Fiscal 2024 and fiscal 2025 consisted of 52 weeks. Fiscal 2026 will consist of 53 weeks.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 9, 2026
This Notice, Proxy Statement and our 2025 Annual Report to Stockholders are available at www.proxyvote.com.
Proposals
At the Annual Meeting, our stockholders will be asked:
•	To elect Ms. Kumar and Ms. Landsem as Class II Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2027;
•
To adopt and approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of our common stock from 250,000,000 to 15,000,000 and decrease the number of authorized shares of our preferred stock from 10,000,000 to 500,000 (the “Authorized Shares Proposal”);

•
To adopt and approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to provide exculpation to certain officers of the Company as permitted by amendments to the Delaware General Corporation Law (the “Officer Exculpation Proposal”); and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:
•
FOR the election of Ms. Kumar and Ms. Landsem as Class II Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2027;
•	FOR the Authorized Shares Proposal; and
•	FOR the Officer Exculpation Proposal.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why You Received this Proxy Statement. You are viewing or have received these proxy materials because Lulus’ Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Lulus is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about April 23, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access the notice, proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail, unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy online. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2026
ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 15, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 2,864,405 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in their name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or brokerage firm to obtain your 16-digit control number or otherwise vote through the bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum. If a share is deemed present at the Annual Meeting for any matter, it will be deemed present for all other matters. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.
Who can attend the Annual Meeting?
Lulus will hold its Annual Meeting virtually. You may attend the Annual Meeting online only if you are a Lulus stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/LVLU2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or in the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 2:00 p.m. Eastern time on June 9, 2026. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:45 p.m., Eastern time on June 9, 2026, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Second Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, online, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•	Online – You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone – You can vote by telephone by calling 1-800-690-6903 toll-free and following the instructions on the proxy card;
•	by Mail – You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting – If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 8, 2026. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date prior to the Annual Meeting;
•	by granting a subsequent proxy via telephone or online prior to the Annual Meeting;
•	by giving written notice of revocation to the Corporate Secretary of Lulus prior to or at the Annual Meeting; or
•	by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If, however, any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We believe that hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world, while saving the Company and investors time and money. A virtual meeting is also environmentally friendly and sustainable over the long-term. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/LVLU2026. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
Broadridge Financial Solutions, Inc. will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and information for how to obtain assistance will be located at www.virtualshareholdermeeting.com/LVLU2026.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online prior to the conclusion of the presentation of the proposals at the Annual Meeting during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson of the Annual Meeting or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
Proposal 3: Authorized Shares Proposal	The affirmative vote of a majority of the voting power of the outstanding shares of our common stock entitled to vote.	Abstentions and broker non-votes will have the effect as a vote against this proposal.
Proposal 4: Officer Exculpation Proposal	The affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of common stock.	Abstentions and broker non-votes will have the effect as a vote against this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the Authorized Shares Proposal or the Officer Exculpation Proposal, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Deloitte & Touche LLP. Abstentions will have the effect of a vote against the Authorized Shares Proposal and the Officer Exculpation Proposal.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner; and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors, the Authorized Shares Proposal and the Officer Exculpation Proposal. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, two (2) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have six (6) directors on our Board. Our current Class II Directors are Ms. Kumar and Ms. Landsem, who have served on our Board since November 2022 and March 2023, respectively. The Board has nominated Ms. Kumar and Ms. Landsem for election as Class II Directors at the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Fourth Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the 2028 Annual Meeting of Stockholders; Class II, whose current term will expire at the 2026 Annual Meeting of Stockholders; and, if elected at the Annual Meeting, whose subsequent term will expire at the 2029 Annual Meeting of Stockholders, and Class III, whose current term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Directors are Ms. Dara Bazzano, Mr. John Black and Ms. Kelly McCarthy; the current Class II Directors are Ms. Kumar and Ms. Landsem; and the current Class III Director is Mr. Evan Karp.
Our Fourth Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member, and that our Board will be divided into three classes. The authorized number of directors shall be determined from time to time by resolution of the Board, provided that the Board shall consist of at least one member, with one class being elected at each annual meeting of stockholders. Other than any directors elected by the separate vote of the holders of one or more series of preferred stock, each director will serve a three-year term, and at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The classification of our Board could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our Company.
Our Fourth Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws provide that, except as otherwise provided by the Fourth Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws and subject to the special rights of the holders of one or more series of preferred stock to elect directors, directors may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Company with the power to vote at an election of directors and, once the Sponsor Ownership Condition (as defined below) ceases to be satisfied, only for cause. As of the Record Date, there are no outstanding shares of preferred stock.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class II Directors of the persons whose names and biographies appear below. In the event that either Ms. Kumar or Ms. Landsem become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that either Ms. Kumar or Ms. Landsem will be unable to serve if elected. Each of Ms. Kumar and Ms. Landsem has consented to being named in this proxy statement and to serve if elected.
“Sponsor Ownership Condition” means for so long as entities affiliated with the Stockholders (as defined below) maintain direct or indirect beneficial ownership of an aggregate of at least fifty percent of the voting power of all the then outstanding shares of voting stock of the Company.

In connection with our initial public offering, on November 10, 2021, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with H.I.G. Growth Partners - Lulu’s, L.P., a Delaware limited partnership (“H.I.G. Growth Partners”), Institutional Venture Partners XV, L.P., a Delaware limited partnership (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P., a Delaware limited partnership (“IVP XV Executive Fund”), Institutional Venture Partners XVI, L.P., a Delaware limited partnership (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board, a Canadian Crown Corporation (“CPPIB” and, together with H.I.G. Growth Partners and the IVP Holdcos, the “Stockholders”).
Vote Required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board

The Board unanimously recommends a vote FOR the election of each of the below Class II Director nominees.

Nominees for Class II Directors (Terms to Expire at the 2029 Annual Meeting)
The current members of the Board who are also nominees for election to the Board as Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Lulus
Anisa Kumar	50	2022	Director
Crystal Landsem	42	2023	Chief Executive Officer and Director

The principal occupations and business experience, for at least the past five years, of each Class II Director nominee are as follows:
Anisa Kumar
Ms. Kumar has served as a member of our Board since November 2022. Since September 2024, Ms. Kumar has served as the Chief Executive Officer at Narvar. Ms. Kumar was previously Narvar’s Chief Customer Officer, where she led all aspects of global implementation, customer success and support and customer strategy from November 2021 until her transition to CEO. Prior to joining Narvar, Ms. Kumar held several senior level e-commerce and operations leadership roles, including Senior Vice President and Managing Director, U.S. Direct to Consumer, at Levi Strauss & Co. from February 2014 to November 2021. From August 2009 to July 2014, she also held senior operations, finance, and strategy roles at Walmart.com, after spending nearly a decade leading merchandising, marketing, and strategy finance teams at Target Corporation. Ms. Kumar earned an M.S. degree from the University of Bombay and an M.B.A. from the University of California-Davis.
Ms. Kumar’s extensive knowledge of e-commerce, marketing, consumer/retail operations, implementation and customer strategy as an executive level officer and in leadership roles provide her with the qualifications and skills to serve as a director.
Crystal Landsem
Ms. Landsem has served as a member of our Board and as Chief Executive Officer since March 2023. Ms. Landsem temporarily served as Interim Chief Financial Officer from June 2025 to October 2025. Ms. Landsem previously served as our Co-President from July 2020 to March 2023 and as Chief Financial Officer from September 2015 to March 2023. Previously, she was the Co-Founder and Chief Financial Officer of sqwrl LLC, a consulting and project management services firm, where she oversaw finance and accounting functions, budgeting, forecasting, cash management, accounting, and analysis for small to mid-sized e-commerce companies from August 2015 to January 2016. Ms. Landsem served as the Director of Finance for 11 Main, an Alibaba Group Company, where she was responsible for the administrative, financial, and risk management operations of five U.S.-based Alibaba companies from May 2012 to August 2015. Ms. Landsem received her B.A. in Business Administration with an option in Accounting from California State University-Chico.
Ms. Landsem’s knowledge of e-commerce, extensive leadership and management experience, including overseeing finance and accounting functions, and apparel and direct-to-consumer experience as our former Co-President and Chief Financial Officer, provide her with the qualifications and skills to serve as a director.
Continuing Members of the Board:
Class I Directors (Terms to Expire at the 2028 Annual Meeting)
The current members of our Board who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Lulus
Dara Bazzano	57	2022	Director and Chair
John Black	62	2017	Director

Name	Age	Served as a Director Since	Position with Lulus
Kelly McCarthy	44	2023	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:
Dara Bazzano
Ms. Bazzano has served as the Chair of our Board since March 2025 and as a member of our Board since January 2022. Ms. Bazzano has been the San Francisco Office Managing Partner of CrossCountry Consulting since June 2025. From July 2020 to May 2025, Ms. Bazzano served as T-Mobile’s SVP, Chief Accounting Officer, where she led the corporate accounting, technical and policy, SEC reporting, finance operations, governance risk and compliance, payment strategy and finance innovation teams. From April 2018 to July 2020, Ms. Bazzano served as Chief Accounting Officer at CBRE, the world’s largest commercial real estate services and investment company, where she led the global controller, finance technology and compliance organization. Prior to that, from July 2013 to April 2018, Ms. Bazzano was Chief Accounting Officer, VP of Finance and Global Corporate Controller at GAP Inc., and served in Assurance Partner roles at PwC from 2011 to 2013, and KPMG from 2000 to 2011, in each case in the consumer, retail and technology industries. Ms. Bazzano serves as an independent director and as the Audit Committee Chair for Once Upon a Farm (NYSE: OFRM). Ms. Bazzano received a B.S. from California State University of Sacramento.
Ms. Bazzano’s extensive finance and accounting experience, knowledge of the e-commerce, consumer/retail, apparel/accessories and technology and digital marketing industry sectors, relevant business experience in management, business operations, human capital management and ESG compliance, as well as her experience serving as an executive officer of public companies, provide her with the qualifications and skills to serve as a director.
John Black
Mr. Black has served on our Board since October 2017 and was the Chair of our Board from March 2024 to March 2025. Mr. Black was with H.I.G. Capital from 1996 until 2022, where he led or had a significant role in more than forty H.I.G. Capital investments in a wide range of industries including e-commerce, technology, software, digital adtech, media, healthcare, consumer, and business service companies. Most recently with H.I.G., Mr. Black served as a Senior Advisor at H.I.G. Growth Partners from July 2021 through June 2022. From March 2010 to July 2021, he served as the Head of H.I.G. Growth Equity, the dedicated growth equity investment affiliate of H.I.G. Capital. Prior to H.I.G. Capital, Mr. Black was a senior professional with several leading firms working with lower middle market businesses to identify and implement operational initiatives to enable the businesses to realize their full growth potential. Mr. Black has held several executive level management positions, including chief operating officer and chief financial officer. Mr. Black began his career in the Corporate Finance Group at Ernst & Young. Mr. Black received his B.A. in Applied Mathematics from Harvard University.
Mr. Black’s experience as an executive level manager and in leadership roles in a wide range of industries (including the e-commerce, consumer/retail, apparel/accessories and digital marketing sectors) and business situations provides him with valuable and relevant experience in finance, accounting, reporting, operational matters, human capital management, ESG compliance, and leadership of complex organizations, and the qualifications and skills to serve as a director.
Kelly McCarthy
Ms. McCarthy has served on our Board since August 2023. She currently collaborates with a diverse range of entities, including organizations, public figures, CEOs, government officials, investors, family offices, and senior executives, to foster growth and strategize through periods of transition or in special situations. Since October 2019, she has held the position of Managing Director at Boketto Equity Holdings, Inc., where she offers guidance and assumes various operational, leadership, and advisory roles within consumer companies backed by private equity across different sectors. Additionally, from January 2023 to April 2024,

Ms. McCarthy served as the Interim Chief Executive Officer of Kent Outdoors, transitioning from her role on its board of directors during a critical period of company transition and a subsequent change of control. Prior to her current roles, Ms. McCarthy held significant positions across several industries after starting her career in technology. From July 2017 to October 2019, she served as Senior Vice President of Brands Communications at Louis Vuitton Moët Hennessy (“LVMH”), playing a pivotal role in guiding innovation across LVMH maisons and ensuring the deployment of modern consumer mechanisms worldwide. Preceding her tenure at LVMH, from October 2014 to July 2017, she held various roles at Nike, where she oversaw multiple facets of product creation, retail, omnichannel distribution, management, and business development. Her roles at Nike included General Manager for Collectible (Launch) Sneakers and positions in NikeLab (Capsule Collections/Retail) and Strategy (Digital/Partnerships) across the global organization during a transformative period. Before her time at Nike, Ms. McCarthy served as the Managing Director of VaynerMedia in New York, a prominent full-service digital advisory firm and venture fund. Additionally, she holds board and advisory positions with various entities, including Newman’s Own, Inc. and Goldman Sachs’ Merchant Banking Division, and previously held board and advisory positions with Kent Outdoors and Oatly, Inc. Ms. McCarthy earned her B.A. in History from the University of Colorado.
Ms. McCarthy’s extensive global executive and governance experience, coupled with her expertise in corporate strategy, technology infrastructure, supply chain management, strategic growth, mergers and acquisitions, global innovation, organizational design, and consumer development, equips her with valuable insights. She specializes in strategic and operational matters, focused on driving human capital management, corporate governance, and leading complex organizations during times of change or distress. These qualifications and skills make her well-suited to serve as a director.
Class III Director (Term to Expire at the 2027 Annual Meeting)
The current member of our Board who is a Class III Director is as follows:

Name	Age	Served as a Director Since	Position with Lulus
Evan Karp	49	2017	Director

The principal occupation and business experience, for at least the past five years, of the Class III Director is as follows:
Evan Karp
Mr. Karp has served on our Board since August 2017 and served as a board member of Lulu’s Holdings, L.P. (a predecessor entity) since July 2014. Mr. Karp previously served as the Chair of our Board from December 2021 to March 2023. Mr. Karp has been a Managing Director at H.I.G. Growth Partners, focusing on e-commerce, software and tech-enabled business services, since January 2018. Prior to that, he was a Principal at H.I.G Growth Partners from May 2012 to December 2017. Prior to H.I.G. Growth Partners, Mr. Karp was a Principal at SKM Growth Investors investing primarily in consumer oriented, multi-channel businesses and served as a board representative for numerous portfolio companies from July 2001 to April 2012. Prior to that, he was an Associate at J.H. Whitney & Co. He began his career at Salomon Smith Barney focusing on telecom mergers and acquisitions advisory services. Mr. Karp currently serves on the boards of directors of a number of privately held companies, including Accounting Seed, Inc., myKaarma, Cocona Labs and The GLD Shop. Mr. Karp graduated from the Business Honors Program at the University of Texas at Austin with a B.A. in Finance.
Mr. Karp has experience with information technology, strategic technology, cybersecurity and risk management. Mr. Karp’s involvement with his respective firms’ investments in many e-commerce, consumer-retail and digital marketing companies over the past 20 years, including investments in the retail industry, in-depth knowledge and industry experience, coupled with his skills in private financing and strategic planning, provide him with the qualifications and skills to serve as a director.

Board Skills Matrix
The Board Skills Matrix below reflects certain self-reported statistics about the current six members of our Board.

EXPERIENCE AND EXPERTISE	Dara Bazzano	John Black	Evan Karp	Anisa Kumar	Crystal Landsem	Kelly McCarthy
PUBLIC COMPANY BOARD EXPERIENCE						
(a) Director Experience	✓	✓	✓ [1]	✓	✓ [1]	✓ [1]
(b) Audit Committee Experience	✓	✓ [1]	✓ [1]			
(c) Compensation Committee Experience	✓ [1]	✓		✓ [1]		
(d) Nominating and Corporate Governance Experience	✓ [1]	✓				✓ [1]
(e) Other Committee Experience	✓					
C-SUITE MANAGEMENT EXPERIENCE						
(a) Chief Executive Officer				✓	✓ [1]	✓
(b) Chief Financial Officer		✓			✓ [1]	
(c) Chief Operating Officer		✓			✓ [1]	
(d) Chief Technology Officer						
(e) Chief Marketing Officer						
(f) Other	✓	✓		✓	✓ [1]	
RELEVANT BUSINESS EXPERIENCE						
(a) General Management & Business Operations	✓	✓	✓	✓	✓	✓
(b) Digital Marketing / Brand Development		✓	✓	✓	✓ [1]	✓
(c) Global Supply Chain	✓			✓		✓
(d) Human Capital	✓	✓			✓ [1]	✓
(e) Technology	✓	✓	✓	✓	✓	✓
RELEVANT INDUSTRY EXPERIENCE						
(a) Ecommerce	✓	✓	✓	✓	✓	✓
(b) Consumer / Retail	✓	✓	✓	✓	✓	✓
(c) Apparel / Accessories	✓	✓	✓ [1]	✓	✓	✓
(d) Digital Marketing		✓	✓	✓	✓ [1]	✓
CORPORATE RISK MANAGEMENT EXPERIENCE						
(a) Artificial Intelligence / Cybersecurity / IT / Strategic Tech	✓		✓	✓		✓
(b) ESG Compliance	✓	✓		✓		
(c) Risk Management	✓	✓	✓	✓	✓	✓
(d) Legal / Regulatory	✓			✓	✓	
EXPERTISE						
Financial Expertise –						
(a) Financial Analyst	✓	✓	✓	✓	✓	
(b) M&A	✓	✓	✓	✓	✓	✓
(c) Other	✓			✓		
Accounting Expertise –						
(a) CPA	✓				✓ [2]	
(b) Public Company Reporting	✓	✓		✓	✓	
(c) Other	✓			✓

(1)	Based on experience with the Company
(2)	Renewed but inactive

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2027. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Deloitte & Touche LLP has served as our independent registered public accounting firm for nine years, including the fiscal year ended December 28, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending January 2, 2028. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board

The Board unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending January 3, 2027.

Proposal 3: Authorized Shares Proposal
General
On March 27, 2026, our Board approved and declared advisable to adopt and approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of our common stock from 250,000,000 to 15,000,000 and the number of authorized shares of our preferred stock from 10,000,000 to 500,000 (the “Proposed Authorized Shares Amendment”). Our Fourth Amended and Restated Certificate of Incorporation currently authorizes 260,000,000 shares of capital stock, consisting of 250,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share. The Proposed Authorized Shares Amendment would decrease the total number of authorized shares of capital stock to 15,500,000 shares. Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights.
As of the Record Date, a total of 2,864,405 shares of common stock were issued and outstanding, 146,555 shares were held in treasury, and there were no shares of preferred stock issued or outstanding. As of the Record Date, there were (i) options outstanding to purchase an aggregate of 10,760 shares of common stock and 236,710 unvested RSUs and performance stock units (“PSUs”) and (ii) an aggregate of 424,111 shares of common stock reserved for future issuance under the Lulu’s Fashion Lounge Holdings, Inc. Omnibus Equity Plan (the “Omnibus Plan”) and Employee Stock Purchase Plan (“ESPP”). Accordingly, out of the 250,000,000 shares of common stock presently authorized, 3,535,986 shares of common stock were issued or reserved for issuance, 146,555 shares were held in treasury, and 246,317,459 shares of common stock were unreserved and remain available for future issuance as of the Record Date. Additionally, out of the 10,000,000 shares of preferred stock presently authorized, 0 shares of preferred stock were issued or reserved for issuance and 10,000,000 shares of preferred stock were unreserved and remain available for future issuance as of the Record Date.
The form of the proposed amendment to our Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of our common stock and preferred stock is attached as set forth in Appendix A to this proxy statement.
Reasons for the Authorized Shares Proposal
Our Board believes that it is appropriate and in the best interests of our Company and our stockholders to decrease the number of authorized shares of common stock and preferred stock given the Reverse Stock Split that was implemented in 2025 and stockholder engagement discussions related to our current authorized share number. Additionally, the Board believes that it is in the best interests of our Company and our stockholders to decrease the number of authorized shares of common stock and preferred stock in order to reduce the annual Delaware Franchise Tax while continuing to provide a sufficient number of authorized shares for various corporate purposes, including but not limited to, possible future corporate finance, equity issuance, business development, equity compensation and other general corporate purposes.
If this proposal is approved, the authorized but unissued shares would be available for issuance at the discretion of the Board and without further stockholder approval, except as may be required by law or the rules of the Company’s then-current listing market or exchange. As of the date of this proxy statement, the Company does not currently have any plan or arrangement to issue any shares of common stock, including through a financing transaction, if this proposal is approved.
Adoption of the Authorized Shares Proposal would not affect the rights of existing holders of common stock or preferred stock and would not have any dilutive effect on the proportionate voting power or other rights of existing stockholders. Existing holders of our common stock or any preferred stock issued following the adoption of the proposed amendment will not be entitled to pre-emptive rights with respect to any future issuances of common stock or preferred stock.
Anti-Takeover Considerations
The Company has not proposed the decrease in the number of authorized shares of common stock and preferred stock for anti-takeover purposes. However, the Company would retain the ability to use authorized but unissued shares to oppose a hostile takeover attempt or to delay or prevent a change in control or management of the Company. For example, without further stockholder approval, the Board could issue shares of common stock in a private transaction to purchasers who would oppose a takeover and/or favor the current Board. In addition, under Article IV of our Fourth Amended and Restated Certificate of Incorporation, the Board is authorized, without stockholder approval, to issue shares of preferred stock in one or more series and to fix the designation, powers, preferences, and rights of the shares and any qualifications, limitations or restrictions thereof. The ability to issue such “blank check” preferred stock could also be used to discourage, delay or prevent a change in control of the Company, including transactions that might otherwise be beneficial to stockholders.
Effect of the Proposal on Common Stock and Preferred Stock
If the Authorized Shares Proposal is approved by the stockholders, shortly after the Annual Meeting we will file an amendment to the Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, such amendment to become effective upon filing. By decreasing the number of authorized but unissued shares of common stock and preferred stock, the Authorized Shares Proposal would result in fewer shares of common stock and preferred stock available for issuance which could limit our ability to raise additional capital, issue equity awards and use our stock as consideration for acquisitions and other transactions. Neither Delaware law, nor the Company’s Fourth Amended and Restated Certificate of Incorporation, nor the Company’s Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.
Vote Required
This proposal requires the affirmative vote of a majority of the voting power of the outstanding shares of our common stock entitled to vote. Abstentions and broker non-votes are considered to have the same effect as a vote against this proposal.
Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock from 250,000,000 to 15,000,000 and decrease the number of authorized shares of our preferred stock from 10,000,000 to 500,000.

Proposal 4: Officer Exculpation Proposal
The Board has unanimously adopted, and recommends that the Company’s stockholders approve, an amendment to the Fourth Amended and Restated Certificate of Incorporation, to limit the personal liability of certain senior officers of the Company as permitted by amendments to the Delaware General Corporation Law (the “Proposed Officer Exculpation Amendment”). Article VII of the Fourth Amended and Restated Certificate of Incorporation currently limits the personal liability of directors for monetary damages for breaches of their fiduciary duty of care pursuant to, and consistent with, Section 102(b)(7) of the Delaware General Corporation Law. This is referred to as “exculpation.” Effective August 1, 2022, Section 102(b)(7) of the Delaware General Corporation Law was amended to permit a corporation to extend exculpation to certain senior officers. In order to extend the protections of the recently amended Section 102(b)(7) of the Delaware General Corporation Law to its officers, a Delaware corporation must affirmatively amend its certificate of incorporation to include such a provision, as the protections do not apply automatically.
Reasons for the Proposed Amendment
The Board believes that amending the Fourth Amended and Restated Certificate of Incorporation to add the liability protection for senior officers is necessary in order to (i) continue to attract and retain experienced and qualified executives, as similar officer exculpation provisions either have been or are likely to be adopted by the Company’s peers and others with whom the Company competes for executive talent, and (ii) reduce personal legal exposure and help curb corporate litigation and associated insurance costs. Furthermore, the Proposed Officer Exculpation Amendment would more generally align the protections available to the Company’s senior officers with those protections currently available to its directors.
General Effect of the Proposed Amendment
Amended Section 102(b)(7) of the Delaware General Corporation Law provides that only certain officers may be entitled to exculpation; namely: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in the corporation’s public filings with the SEC as one of the most highly compensated executive officers of the corporation (i.e., the named executive officers); and (iii) an individual who, by written agreement with the corporation, has consented to be identified as an officer for purposes of accepting service of process (collectively, the “covered officers”).
The Proposed Officer Exculpation Amendment would permit the exculpation of the covered officers for personal liability for monetary damages in connection with direct claims brought by stockholders for breach of fiduciary duty of care, including class actions, but would not exculpate such officers’ personal liability for monetary damages for breach of fiduciary duty of care claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. Accordingly, the Company and its stockholders would still have the ability to hold officers accountable for wrongdoing. In addition, as is currently the case for directors under the Fourth Amended and Restated Certificate of Incorporation, the Proposed Officer Exculpation Amendment would not limit the liability of the covered officers for: (i) a breach of the duty of loyalty; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the officer derived an improper personal benefit.
In determining the advisability of the Proposed Officer Exculpation Amendment, the Board considered the narrow class and type of claims from which the covered officers would be exculpated from liability pursuant to amended Section 102(b)(7) of the Delaware General Corporation Law, the limited number of the Company’s officers to which the protections would apply, and the benefits the Board believes would accrue to the Company by extending exculpation protection to its senior officers in addition to its directors.
The full text of the new language proposed to be added as a new paragraph to Section 1 of Article VII is as follows:
“To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article VII, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b). Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”
The form of the proposed amendment to our Fourth Amended and Restated Certificate of Incorporation for the Proposed Officer Exculpation Amendment is attached as set forth in Appendix B to this proxy statement.
Effectiveness of the Proposed Amendment
If the Proposed Officer Exculpation Amendment is approved by the Company’s stockholders, it will become effective immediately upon the filing of a Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to do promptly after the Annual Meeting. In accordance with the Delaware General Corporation Law, however, our Board may elect to abandon the Proposed Officer Exculpation Amendment without further action by stockholders at any time prior to the effectiveness of the filing of the Proposed Officer Exculpation Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Proposed Officer Exculpation Amendment.
Other than the addition of a new paragraph to Section 1 of Article VII, the remainder of the Fourth Amended and Restated Certificate of Incorporation will remain unchanged after effectiveness of the Proposed Officer Exculpation Amendment, other than to implement the Proposed Authorized Shares Amendment if Proposal 3 is approved by the Company’s stockholders. If the Proposed Officer Exculpation Amendment is not approved by the Company’s stockholders, the Fourth Amended and Restated Certificate of Incorporation will remain unchanged, other than to implement the Proposed Authorized Shares Amendment if Proposal 3 is approved by the Company’s stockholders.
Vote Required
This proposal requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of common stock. Abstentions and broker non-votes are considered to have the same effect as a vote against this proposal.
Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Proposed Officer Exculpation Amendment to the Fourth Amended and Restated Certificate of Incorporation to provide exculpation to certain officers of the Company as permitted by amendments to the Delaware General Corporation Law.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Lulu’s Fashion Lounge Holdings, Inc. (the “Company”) for the fiscal year ended December 28, 2025 and has discussed these financial statements with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2025.
Dara Bazzano (Chair)
John Black
Anisa Kumar

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees in connection with professional services rendered by Deloitte & Touche LLP, our independent registered public accounting firm, for each of the last two fiscal years:

	Fiscal Years Ended
Fee Category	December 28, 2025	December 29, 2024
Audit Fees	$1,433,300	$1,470,300
Audit Related Fees	$1,895	$1,895
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,435,195	$1,472,195

Audit Fees
Audit fees for the fiscal year ended December 28, 2025 included fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including consents and review of registration statements filed with the SEC, including review of our Registration Statement filed with the SEC on Form S-8 and consultation on accounting matters directly related to the audit.
Audit fees for the fiscal year ended December 29, 2024 included fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including consultation on accounting matters directly related to the audit.
Audit Related Fees
Audit related fees for the fiscal years ended December 28, 2025 and December 29, 2024 included the cost of a subscription to an accounting research tool for both fiscal years.
Tax Fees
There were no such fees for the fiscal years ended December 28, 2025 and December 29, 2024.
All Other Fees
There were no such fees for the fiscal years ended December 28, 2025 and December 29, 2024.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may review and pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed during the fiscal years ended December 28, 2025 and December 29, 2024.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Crystal Landsem	42	Chief Executive Officer and Director
Mark Vos	56	President and Chief Information Officer
Heidi Crane	65	Chief Financial Officer

Crystal Landsem
The biographical information for Ms. Landsem is included above in Proposal 1 - Election of Directors.
Mark Vos
Mr. Vos has served as our President since March 2023 and Chief Information Officer since January 2018. Previously, Mr. Vos served as our Co-President from July 2020 to March 2023. Prior to that, Mr. Vos held roles of increasing responsibility at the Company since October 2015. Prior to joining the Company, Mr. Vos was the Co-Founder and Chief Executive Officer of sqwrl LLC, a consulting and project management services firm, from July 2015 to March 2016. He also served as Senior Director of Engineering at 11 Main, an Alibaba Group Company, from December 2013 to July 2015. Mr. Vos holds a Master’s in International Management from Universität zu Köln, Germany and a MSc in Business Administration from Erasmus University Rotterdam, The Netherlands.
Heidi Crane
Ms. Crane has served as our Chief Financial Officer since February 2026. Ms. Crane previously served as our fractional Chief Financial Officer from October 2025 to February 2026. Since 2008, Ms. Crane has served as Chief Financial Officer for a wide range of direct-to-consumer businesses backed by private equity and venture capital firms. From August 2022 to May 2025, she was Chief Financial Officer of Hykso Inc. (d/b/a FightCamp), a connected fitness company, and served in a similar capacity for BH Cosmetics from November 2018 to November 2021. Previously, Ms. Crane served as Chief Financial Officer of Techstyle Fashion Group, owners of fashion brands Fabletics and Justfab. Her early career included various finance roles at Diageo PLC, Dole Food Company and Ernst & Young, where she earned her C.P.A. license. Ms. Crane holds an M.B.A. from University of California, Los Angeles Anderson School of Management and a B.S. in Business Administration from California State University, Long Beach.

CORPORATE GOVERNANCE
General
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, an Insider Trading Compliance Policy, a Policy for the Recovery of Erroneously Awarded Compensation and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our Policy for the Recovery of Erroneously Awarded Compensation in the “Governance” section of our Investor Relations website at www.investors.lulus.com, or by writing to our Corporate Secretary at our office at 195 Humboldt Avenue, Chico, California 95928, or beginning May 15, 2026, such communications to the Board should be addressed in writing: c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 495 Ryan Ave., Suite 125, Chico, California 95973. Our Insider Trading Compliance Policy was incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2025.
Board Composition
Our Board currently consists of six members: Ms. Bazzano, Mr. Black, Mr. Karp, Ms. Kumar, Ms. Landsem and Ms. McCarthy. As set forth in our Fourth Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.
Our Fourth Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member, and that our Board will be divided into three classes. The authorized number of directors shall be determined from time to time by resolution of the Board, provided that the Board shall consist of at least one member, with one class being elected at each annual meeting of stockholders. Each director will serve a three-year term, and subject to the special rights of the holders of one or more series of preferred stock to elect directors, at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The classification of our Board could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our Company.
Our Fourth Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws provide that, except as otherwise provided by the Fourth Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws and subject to the special rights of the holders of one or more series of preferred stock to elect directors, directors may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Company with the power to vote at an election of directors and, once the Sponsor Ownership Condition ceases to be satisfied, only for cause. As of the Record Date, there are no outstanding shares of preferred stock.
Director Independence
Ms. Bazzano, Mr. Black, Ms. Kumar, and Ms. McCarthy each qualify as “independent” in accordance with the listing requirements of The NASDAQ Stock Market LLC (“Nasdaq”). Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Ms. Landsem is our Chief Executive Officer and that Mr. Karp is currently affiliated with H.I.G. Growth Partners, one of our significant stockholders. Following the expiration of Mr. Black’s contract with H.I.G. Growth Partners in June 2022, the Board determined that Mr. Black qualifies as independent under Nasdaq rules and has redetermined that independence each year thereafter.
There are no family relationships among any of our directors or executive officers. Ms. Landsem, our Chief Executive Officer, and Mr. Vos, our President and Chief Information Officer, are involved in a personal relationship and share a personal residence. Our Board is informed of the relationship, and we have taken appropriate actions to ensure compliance with Company policies and procedures.
Stockholders Agreement
In connection with our initial public offering, on November 10, 2021, we entered into a Stockholders Agreement with H.I.G. Growth Partners - Lulu’s, L.P., a Delaware limited partnership (“H.I.G. Growth Partners”), Institutional Venture Partners XV, L.P., a Delaware limited partnership (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P., a Delaware limited partnership (“IVP XV Executive Fund”), Institutional Venture Partners XVI, L.P., a Delaware limited partnership (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board, a Canadian Crown Corporation (“CPPIB” and, together with H.I.G. Growth Partners and the IVP Holdcos, the “Stockholders”).
H.I.G. Growth Partners is entitled to designate for nomination by the Board: up to four directors at any time if at any time it owns in the aggregate 30% or more of all issued and outstanding shares of common stock; up to three directors if at any time it owns in the aggregate 20% or more of all issued and outstanding shares of common stock; up to two directors if it any time it owns in the aggregate 10% or more of all issued and outstanding shares of common stock; and one director if it owns less than 10% of common stock but at least 5% or more of all issued and outstanding shares of common stock. H.I.G. Growth Partners has determined not to designate a candidate for nomination in connection with this Annual Meeting.
IVP Holdcos are entitled to designate for nomination by the Board one director if at any time it owns in the aggregate 10% or more of all issued and outstanding common stock. IVP Holdcos have determined not to designate a candidate for nomination in connection with this Annual Meeting.
In addition, H.I.G. Growth Partners, IVP Holdcos and CPPIB agreed to vote, or cause to be voted, all outstanding shares of common stock beneficially owned by them (or any of their “Permitted Transferees” as defined in the Stockholders Agreement) at any annual or special meeting of stockholders of the Company at which directors are to be elected or removed to take all “Necessary Action” (as defined in the Stockholders Agreement) in their capacity as stockholders of the Company to cause the election or removal of their respective designees as directors.
No Stockholder shall have any voting obligations after any time as such Stockholder beneficially owns in the aggregate less than ten percent of all issued and outstanding shares of common stock. As of April 15, 2026, entities affiliated with H.I.G. Growth Partners beneficially owned 32.1% of our common stock, entities affiliated with CPPIB beneficially owned 17.5% of our common stock and entities affiliated with IVP Holdcos beneficially owned 17.6% of our common stock.
The Stockholders Agreement terminates, as to each individual party but not collectively to all parties, upon the earliest to occur of any of the following (a) each of H.I.G. Growth Partners, the IVP Holdcos, and CPPIB ceasing to beneficially own any shares of common stock; and (b) the unanimous written consent of the Company and each of H.I.G. Growth Partners (if they continue to beneficially own any shares of common stock), each of the IVP Holdcos (if they continue to beneficially own any shares of common stock) and CPPIB (if they continue to beneficially own any shares of common stock). The rights and obligations of (i) H.I.G. Growth Partners under the Stockholders Agreement shall terminate upon H.I.G. Growth Partners ceasing to beneficially own any shares of common stock; (ii) the IVP Holdcos under the Stockholders Agreement shall terminate upon the IVP Holdcos ceasing to beneficially own any shares of common stock; and (iii) CPPIB under the Stockholders Agreement shall terminate upon CPPIB ceasing to beneficially own any shares of common stock.

Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Our Class II Director nominees were recommended or first joined our Board as follows: (i) Ms. Kumar was recommended by a third-party search firm; and (ii) Ms. Landsem was appointed a director in connection with her appointment as Chief Executive Officer.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; the candidate’s professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation; background and perspective, including, but not limited to, with respect to specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with written consent by the potential director candidate to being named in the proxy statement, a description of any direct or indirect material interest in any material contract or agreement between the stockholder nominating the potential director candidate and the potential director candidate, and appropriate biographical information and background materials, including a completed and signed questionnaire, representation and agreement, as provided in Lulus’ Second Amended and Restated Bylaws to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 195 Humboldt Avenue, Chico, California 95928. Beginning May 15, 2026, such communications to the Nominating and Corporate Governance Committee should be addressed in writing: c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 495 Ryan Ave., Suite 125, Chico, California 95973. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Board Chair consider to be important for the directors to know. The Corporate Secretary will not forward to the directors communications received which are of a personal nature or not related to the duties and responsibilities of the Board, including, without limitation, mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, personal grievances, opinion surveys, and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board, any committee of the Board, any individual director, or any group of directors (such as our independent directors) should address such communications to the Board in writing: c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 195 Humboldt Avenue, Chico, California 95928. Beginning May 15, 2026, such communications to the Board should be addressed in writing: c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 495 Ryan Ave., Suite 125, Chico, California 95973.
Board Leadership Structure and Role in Risk Oversight
Our Second Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Board Chair and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently separate the positions of Board Chair and Chief Executive Officer, and our Board appointed Ms. Bazzano as our independent Board Chair, effective March 31, 2025. In appointing Ms. Bazzano as the Board Chair, the Board determined that doing so would serve the best interests of the stockholders as it would promote a number of important objectives: it would provide important continuity to Board leadership as Ms. Bazzano has served on the Board since 2022, emphasize the Board’s commitment to independent governance of the Company, and add a substantial strategic perspective to the Chair position given Ms. Bazzano’s extensive finance and accounting experience, knowledge of the e-commerce, consumer/retail, apparel/accessories and digital marketing industry sectors, and relevant business experience in management, business operations, human capital management, ESG compliance, cybersecurity and artificial intelligence. In making these judgments, the Board took into account its evaluation of Ms. Bazzano’s performance on the Board and the strategic perspective and experience she brings from her past experience as an executive officer of public companies. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time.
Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. At times when the Board Chair is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may appoint a Lead Independent Director. We do not currently have a Lead Independent Director as our Board Chair qualifies as independent. We believe the current structure of the Board supports the risk oversight functions described below through our independent directors at the Board level and independent leadership at the Board committee level with ultimate oversight by the full Board led by our independent Chair.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management reviews and discusses strategic and operational risks at regular management meetings. Throughout the year, senior management reviews and discusses these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations and/or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for overseeing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and also for overseeing the management of financial and cybersecurity risks and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and other compensatory arrangements. Our Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework and ESG framework. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board has an active role in overseeing management of the Company’s risks and is regularly informed through committee reports about such risks. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Business Conduct and Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Business Conduct and Ethics can be found on our Investor Relations website, www.investors.lulus.com, under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Insider Trading Compliance Policy
Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from, among other things, purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards applicable to the Company. A copy of our Insider Trading Policy was incorporated by reference as Exhibit 19 to the Annual Report on Form 10-K for the fiscal year ended December 28, 2025.
Policy for the Recovery of Erroneously Awarded Compensation
Based on the recommendation of the Compensation Committee, our Board approved a Policy for the Recovery of Erroneously Awarded Compensation (“Clawback Policy”) in compliance with the SEC’s and Nasdaq’s rules. Our Clawback Policy requires the repayment of certain cash and equity-based incentive compensation provided to current or former executive officers in connection with a restatement of financial statements if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.
Attendance by Members of the Board at Meetings
There were six (6) meetings of the Board during the fiscal year ended December 28, 2025. During fiscal 2025, all directors attended at least 75 % of the aggregate of (i) all meetings of the Board; and (ii) all meetings of the committees on which the director served during the period in which he or she served as a member.
Under our Corporate Governance Guidelines, which are available on our Investor Relations website at www.investors.lulus.com, a director is expected to spend the time and effort necessary to properly discharge their responsibilities.
Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Board Chair or chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the annual meeting of stockholders; however, we strongly encourage our directors to attend. Four of our directors attended the 2025 annual meeting of stockholders.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE
At Lulus, we believe in being responsible business stewards and strive to understand the impact that our business has on our community and the planet. With this in mind, we aim to shape Lulus’ growth with responsibility and ethics, prioritizing the customer and employee experience.
PEOPLE
People are at the core of our values. We support our employees, our customers, our suppliers, the individuals who make our products, and our communities. We are proud of both the internal employee experience and the way we work with suppliers around the world, governed by policies to support our high labor standards, such as our Vendor and Supplier Code of Conduct, available on our Investor Relations website at www.investors.lulus.com.
THE PLANET
At Lulus, we understand that our business can have an impact on the environment, and as we scale, we believe that it is important that we continue to find ways to operate in a sustainable manner. We have been conducting Scope 1 and Scope 2 greenhouse gas (GHG) emissions assessments since calendar year 2021, to establish a baseline understanding and to support integration of energy use into facility-level operational practices. In calendar year 2024, calculated results for Scope 1 (stationary combustion, mobile combustion, and fugitive emissions) and Scope 2 (purchased electricity and purchased heating) emissions were 900.11 metric tons CO2e, a 6% reduction from the prior year.
COMMITMENT TO TRANSPARENCY
Lulus is committed to building and maintaining a governance structure that prioritizes good governance and transparency for all our stakeholders.
Data Privacy. Protecting our customers’ data and giving them control over how it is used is central to our business strategy. We are constantly evaluating, updating, and improving our processes and technology to provide a secure online shopping experience. For more on our privacy practices, see our Privacy Policy located at www.lulus.com/customerservice/privacypolicy.
Responsible Business Practices and Reporting. We are committed to responsible business practices and providing our stakeholders with insight into our Company policies. Lulus’ ESG efforts are overseen by our Board through our Nominating and Corporate Governance Committee. For more information on our corporate governance policies and committee charters, please visit our Investor Relations website at www.investors.lulus.com.
Board Independence. The majority of our Board is independent, and our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are 100% independent.

COMMITTEES OF THE BOARD
Our Board has established three standing committees: Audit, Compensation and Nominating and Corporate Governance. Each committee operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Dara Bazzano	Chair
John Black
Anisa Kumar			Chair
Kelly McCarthy		Chair

Audit Committee
Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee’s responsibilities include:
•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•	reviewing and discussing annual audited and quarterly financial statements with management and the independent auditor;
•	reviewing and discussing earnings releases and earnings guidance;
•	overseeing the implementation of the Company’s risk assessment and risk management policies;
•	overseeing cybersecurity disclosures and related controls and procedures for fulfilling applicable regulatory reporting;
•	establishing procedures for the receipt, retention and treatment of complaints received by the Company;
•	reviewing the Company’s Code of Business Conduct and Ethics;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the Audit Committee Report required by the SEC rules (which is included on page 19 of this proxy statement).
The Audit Committee Charter is available on our Investor Relations website at www.investors.lulus.com. The Audit Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The members of the Audit Committee are Ms. Bazzano, Mr. Black and Ms. Kumar. Ms. Bazzano serves as the Chair of the Audit Committee. Our Board has affirmatively determined that each of Ms. Bazzano, Mr. Black and Ms. Kumar is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and that each of Ms. Bazzano, Mr. Black and Ms. Kumar meet the independence requirements of the Nasdaq rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board has determined that each of Ms. Bazzano and Mr. Black qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met eight (8) times in 2025.

Compensation Committee
Our Compensation Committee’s responsibilities include:
•	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
•	overseeing and administering our cash and equity incentive plans;
•	reviewing and making recommendations to the Board with respect to director compensation;
•
reviewing and approving, or recommending for approval by the Board, policies and procedures with respect to the clawback or recoupment of compensation from the Company’s current or former officers who have received compensation, including with respect to the Company’s Clawback Policy;

•	reviewing and approving all employment agreements and severance agreements of the Company’s executive officers;
•	overseeing the Company’s succession planning;
•	assisting the Board in its oversight of human capital management, including recruiting, retention, attrition, talent management, career development and progression, succession, and employee relations;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required by SEC rules; and
•	preparing the annual compensation committee report, to the extent required by SEC rules.
Pursuant to the Compensation Committee Charter, which is available on our Investor Relations website at www.investors.lulus.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Since fiscal year 2021, the Compensation Committee has engaged Compensia, Inc., a compensation consulting firm (“Compensia”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Compensia reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and has determined that Compensia’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Ms. Bazzano, Mr. Black and Ms. McCarthy. Ms. McCarthy serves as the Chair of the Compensation Committee. Mr. Black previously served as the Chair of the Compensation Committee from June 13, 2023 until March 6, 2024, when he transitioned into the role of Board Chair. Mr. Black re-joined the Compensation Committee on March 31, 2025, when the size of the Compensation Committee increased to three members, and Ms. Bazzano transitioned into the role of Board Chair. Each of Ms. Bazzano, Mr. Black and Ms. McCarthy qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met five (5) times in 2025.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•	identifying individuals qualified to become board members;
•	recommending to the Board the persons to be nominated for election as directors and to each board committee;

•	developing and recommending to the Board corporate governance principles, and reviewing and recommending to the Board proposed changes to our corporate governance guidelines from time to time;
•	reviewing the Board’s committee structure and recommending to the Board directors to serve as committee members;
•	reviewing the Board’s leadership structure and recommending to the Board changes to the leadership structure;
•
reviewing and making recommendations to corporate governance matters, including but not limited to, the Company’s certificate of incorporation, bylaws, the Code of Business Conduct and Ethics and the charters of other committees;

•	developing, evaluating and maintaining a Board Skills Matrix that identifies the experience and skills required for the Board and the experience and skills possessed by the current Board members;
•	overseeing an annual evaluation of the Board and its committees; and
•	reviewing and providing oversight with respect to the Company’s strategy, initiatives and policies related to ESG matters, risks, and opportunities.
The Nominating and Corporate Governance Committee Charter is available on our Investor Relations website at www.investors.lulus.com. The Nominating and Corporate Governance Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders in accordance with the requirements set forth in our Second Amended and Restated Bylaws.
The members of our Nominating and Corporate Governance Committee are Mr. Black, Ms. Kumar and Ms. McCarthy. Ms. Kumar serves as the Chair of the Nominating and Corporate Governance Committee. Mr. Black previously served on the Nominating and Corporate Governance Committee until March 6, 2024, when he transitioned into the role of Board Chair. Mr. Black subsequently re-joined the Nominating and Corporate Governance Committee on March 31, 2025, when the size of the Nominating and Corporate Governance Committee increased to three members, and Ms. Bazzano transitioned into the role of Board Chair.
The Nominating and Corporate Governance Committee met four (4) times in 2025.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our 2025 named executive officers (“NEOs”). As an emerging growth company as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
We seek to ensure that the total compensation paid to our NEOs is reasonable and competitive. Compensation of such executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives. Since the closing of our initial public offering in November 2021, all compensation matters with respect to our NEOs have been determined by our Board or our Compensation Committee.
Our NEOs for 2025 were as follows:
•	Crystal Landsem, Chief Executive Officer and Former Interim Chief Financial Officer;
•	Heidi Crane, Chief Financial Officer and Former Fractional Chief Financial Officer;
•	Mark Vos, President and Chief Information Officer; and
•	Laura Holt, Former Chief Merchandising Officer.

Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Crystal Landsem Chief Executive Officer and Former Interim Chief Financial Officer(3)	2025	498,462	—	—	—	—	67,109	565,571
	2024	550,769	—	—	—	—	72,910	623,679
Heidi Crane Chief Financial Officer and Former Fractional Chief Financial Officer(4)	2025	133,333(5)	—	—	—	—	—	133,333
Mark Vos President and Chief Information Officer	2025	468,554	—	260,160(6)	—	—	14,000	742,714
	2024	521,338	—	1,877,400(7)	—	—	13,800	2,412,538
Laura Holt Former Chief Merchandising Officer(8)	2025	390,461	—	38,074(9)	—	—	74,948	503,483

The following supplemental table restates the 2025 and 2024 reportable compensation to reflect compensation as reported on IRS Form W-2 for Ms. Landsem, Ms. Crane, Mr. Vos, and Ms. Holt. In the “Restricted Stock Unit Awards” column below, we include the stock award income reported relating to awards that vested during fiscal years 2025 and 2024, rather than the aggregate grant date fair value of awards for accounting purposes during each year. We believe this supplemental table is more representative of the realized compensation in 2025 and 2024. This supplemental table is presented for informational purposes only and is not presented in accordance with SEC requirements.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Restricted Stock Unit Awards ($)	Performance Stock Unit Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Crystal Landsem Chief Executive Officer and Former Interim Chief Financial Officer(3)	2025	498,462	—	267,915(10)	—(12)	—	—	67,109	833,486
	2024	550,769	—	895,567(11)	—(12)	—	—	72,910	1,519,246
Heidi Crane Chief Financial Officer and Former Fractional Chief Financial Officer(4)	2025	133,333(5)	—	—	—	—	—	—	133,333
Mark Vos President and Chief Information Officer	2025	468,554	—	246,485(13)	—(15)	—	—	14,000	729,039
	2024	521,338	—	875,385(14)	—	—	—	13,800	1,410,523
Laura Holt Former Chief Merchandising Officer(8)	2025	390,461	—	44,108(16)	—	—	—	74,948	509,517

(1)	No performance bonuses were paid to our NEOs for 2024 and 2025. See the section titled “2025 Bonuses” below.
(2)
The amount reported for Ms. Landsem for 2025 represents $14,000 of Company matching contributions under our 401(k) plan and a temporary monthly housing allowance totaling $53,109 (pre-tax). The amounts reported for Mr. Vos for 2025 and 2024 represent Company matching contributions under our 401(k) plan. The amount reported for Ms. Holt for 2025 represents $14,000 of Company matching contributions under our 401(k) plan and $60,948 (pre-tax) of severance-related payments. The amount reported for Ms. Landsem for 2024 represents $13,800 of Company matching contributions under our 401(k) plan and a temporary monthly housing allowance totaling $59,110 (pre-tax).

(3)	Ms. Landsem was appointed Chief Executive Officer effective March 6, 2023 and served as Interim Financial Officer from June 30, 2025 to October 13, 2025.
(4)
Ms. Crane was appointed fractional Chief Financial Officer from October 13, 2025 to February 4, 2026, and was appointed Chief Financial Officer, effective February 4, 2026. Ms. Crane was not an employee of the Company during 2025, and as a result, did not receive an IRS Form W-2 from the Company for 2025.

(5)
This is the pro-rated amount for 2025 that was paid to Business Talent Group, LLC (defined below) pursuant to the Consulting Project Agreement (defined below) between the Company and BTG pursuant to which Ms. Crane served as Fractional Chief Financial Officer.

(6)
For accounting purposes in accordance with FASB ASC Topic 718, the amount reported for Mr. Vos for 2025 represents the aggregate grant date fair value of RSUs and PSUs granted on March 20, 2025 under the terms of his President & CIO Employment Agreement (defined below). Mr. Vos received an annual award of 24,000 RSUs, which vested quarterly through December 31, 2025. Mr. Vos also received an award of 20,000 PSUs, which vests on the date when both of the following have occurred: (i) Performance Achievement: the 10-Day VWAP (defined below) of the Company’s common stock equals or exceeds $112.50 on a date when Mr. Vos remains employed by the Company or within ninety (90) days of the Company’s common stock equals or exceeds $150.00 on a date when Mr. Vos remains employed by the Company or within ninety (90) days following termination of Mr. Vos’ employment; and (ii) Service Achievement: Mr. Vos remains employed with the Company through December 31, 2025. As of April 15, 2026, none of the PSUs have vested.

(7)
For accounting purposes in accordance with FASB ASC Topic 718, the amount reported for Mr. Vos for 2024 represents the aggregate grant date fair value of RSUs and PSUs granted on January 9, 2024 under the terms of his President & CIO Employment Agreement (defined below). Mr. Vos received a signing award of 20,000 RSUs, which vested quarterly through December 31, 2025, and an annual award of 24,000 RSUs, which vested quarterly through December 31, 2024. Mr. Vos also received an award of 20,000 PSUs, which vests on the date when both of the following have occurred: (i) Performance Achievement: the 10-Day VWAP (defined below) of the Company’s common stock equals or exceeds $112.50 on a date when Mr. Vos remains employed by the Company or within ninety (90) days following termination of Mr. Vos’ employment; and (ii) Service Achievement: Mr. Vos remains employed with the Company through December 31, 2024. As of April 15, 2026, none of the PSUs have vested.

(8)	Ms. Holt resigned as Chief Merchandising Officer, effective November 7, 2025.
(9)
For accounting purposes in accordance with FASB ASC Topic 718, the amount reported for Ms. Holt for 2025 represents the aggregate grant date fair value of RSUs and PSUs granted on March 20, 2025 under the terms of the CMO Employment Agreement (defined below). The grant date fair value reflects the monetary value of Ms. Holt’s grant of 3,334 RSUs, which vested or would have vested quarterly from March 31, 2025 to December 31, 2025, subject to Ms. Holt’s continued employment, and Ms. Holt’s grant of 3,334 PSUs, which would have vested on the date when both of the following occurred: (i) Performance Achievement: the Company files a Form 10-Q or Form 10-K with the SEC indicating that the Company has trailing twelve months’ net revenue that is at least $150 million more than the Base Revenue (defined below); and (ii) Service Achievement: Ms. Holt remained employed with the Company through January 15, 2026, the second anniversary of her start date. None of the PSUs vested before Ms. Holt resigned.

(10)	Amounts represent the stock award income reported on Ms. Landsem’s 2025 IRS Form W-2 related to the vesting of certain of her RSUs associated with the CEO Employment Agreement on March 5, 2023.
(11)	Amounts represent the stock award income reported on Ms. Landsem’s 2024 IRS Form W-2 related to the vesting of certain of her RSUs associated with the CEO Employment Agreement on March 5, 2023.
(12)
In 2024 and 2025, the 10-Day VWAP (defined below) market conditions for PSU vesting were not met, resulting in no stock award income being reported on Ms. Landsem’s 2024 or 2025 IRS Form W-2 related to the PSUs. The service conditions were met on March 5, 2024 and March 5, 2025, respectively, due to Ms. Landsem’s continued employment; however, the market conditions related to the 10-Day VWAP being equal to or exceeding $112.50 or $150.00, respectively, have not been met. As such, no stock award income has been earned as of April 15, 2026.

(13)
Amounts represent the stock award income reported on Mr. Vos’ 2025 IRS Form W-2 related to the vesting of certain of his RSUs associated with the “signing” and “year one” RSU awards granted on January 9, 2024 under the President & CIO Employment Agreement (defined below).

(14)
Amounts represent the stock award income reported on Mr. Vos’ 2024 IRS Form W-2 related to the vesting of certain of his RSUs associated with the “signing” and “year one” RSU awards granted on January 9, 2024 under the President & CIO Employment Agreement (defined below).

(15)
In 2024 and 2025, the 10-Day VWAP (defined below) market conditions for PSU vesting were not met, resulting in no stock award income being reported on Mr. Vos’ 2024 or 2025 IRS Form W-2 related to the PSUs. The service conditions were met on December 31, 2024 and December 31, 2025, respectively, due to Mr. Vos’ continued employment; however, the market conditions related to the 10-Day VWAP being equal to or exceeding $112.50 or $150.00, respectively, have not been met. As such, no stock award income has been earned as of April 15, 2026.

(16)	Amounts represent the stock award income reported on Ms. Holt’s 2025 IRS Form W-2, related to the vesting of RSUs associated with RSU awards granted on February 16, 2024 and March 20, 2025.

Narrative to Summary and Supplemental Compensation Tables
2025 Salaries
Our NEOs receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The base salaries of our NEOs are reviewed from time to time and adjusted when our Compensation Committee determines an adjustment is appropriate.
Effective August 12, 2024, our NEOs agreed to a four percent decrease in base salary as part of our cost reduction initiatives. Ms. Landsem’s annual base salary decreased from $500,000 to $480,000. Mr. Vos’ annual base salary decreased from $470,000 to $451,200. Ms. Holt’s annual base salary decreased from $450,000 to $432,000. Effective October 13, 2025, Ms. Crane was appointed as the Company’s fractional Chief Financial Officer. Ms. Crane was employed by Business Talent Group, LLC (“BTG”), and provided her services pursuant to the Consulting Project Details No. 2 to the Master Consulting Services Agreement between the Company and BTG (the “Consulting Project Agreement”). Pursuant to the Consulting Project Agreement, the Company paid BTG $170,000 for the services rendered by Ms. Crane from October 13, 2025 until January 22, 2026.
2025 Bonuses
We maintain an annual performance-based bonus program in which Ms. Landsem and Mr. Vos participated in 2025. The 2025 annual bonuses were targeted at (i) 80% of Ms. Landsem’s base salary; and (ii) $300,000 for Mr. Vos. Although Ms. Holt was initially eligible to participate in the 2025 annual performance-based bonus program at a target amount of 50% of her base salary, due to her resignation in November 2025, prior to the end of the performance period, she became ineligible to receive a bonus for 2025 performance. Ms. Crane was not eligible to participate in the 2025 annual performance-based bonus program.
Our corporate performance objectives for NEOs under our 2025 bonus plan were comprised entirely of achievement of certain net revenue and Adjusted EBITDA targets. Following its review and determinations of corporate performance for 2025, our Compensation Committee and Board determined that the financial targets were not achieved. As a result, our NEOs did not receive bonuses for 2025 performance.
Equity-Based Compensation
In connection with our initial public offering in November 2021, we adopted the Omnibus Plan and the ESPP. In connection with the adoption of the Omnibus Plan, we ceased granting awards under the 2021 Equity Incentive Plan (the “2021 Plan”).
Ms. Landsem’s and Mr. Vos’ IPO-Related RSUs
On January 4, 2022, Ms. Landsem and Mr. Vos received grants of 32,582 RSUs and 32,582 RSUs, respectively, which vested in eight equal quarterly installments from April 2022 to April 2024. These grants were related to the successful completion of the Company’s IPO and are not otherwise part of our regular executive compensation program.
Ms. Landsem’s Equity Awards under CEO Employment Agreement
On March 5, 2023, the Company entered into an employment agreement with Ms. Landsem for her service as Chief Executive Officer (the “CEO Employment Agreement”), which became effective on March 6, 2023. On March 6, 2023, Ms. Landsem received a grant of 120,772 RSUs pursuant to the terms of the CEO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, which vest in quarterly installments from June 30, 2023 through December 31, 2026 as set forth in the CEO Employment Agreement and are subject to Ms. Landsem’s continued employment. On March 6, 2023, Ms. Landsem also received a grant of 120,772 PSUs, pursuant to the terms of the CEO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which vest annually, provided the volume-weighted average price of the Company’s common stock over trailing ten (10) trading days (“10-Day VWAP”) equals or exceeds $112.50, $150.00 and $187.50, respectively, and subject to Ms. Landsem’s continued employment.
Mr. Vos’ Equity Awards under President & CIO Employment Agreement
On January 9, 2024, the Company entered into a second amendment to the employment agreement with Mr. Vos (the “President & CIO Employment Agreement”) under which he received an initial grant of

44,000 RSUs, which vested in various installments through December 31, 2025, as set forth in the President & CIO Employment Agreement. On January 9, 2024, Mr. Vos also received a grant of 20,000 PSUs pursuant to the terms of the President & CIO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which vest on the date when both of the following have occurred: (i) Performance Achievement: the 10-Day VWAP equals or exceeds $112.50 on a date when Mr. Vos remains employed by the Company or within ninety (90) days following termination of Mr. Vos' employment; and (ii) Service Achievement: Mr. Vos remains employed with the Company through December 31, 2024.
On March 20, 2025, Mr. Vos received a grant of 24,000 RSUs pursuant to the terms of the President & CIO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, which vested in four, equal quarterly installments from March 31, 2025 to December 31, 2025. On the same date, Mr. Vos also received a grant of 20,000 PSUs pursuant to the terms of the President & CIO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which vest on the date when both of the following have occurred: (i) Performance Achievement: 10-Day VWAP equals or exceeds $150.00 on a date when Mr. Vos remains employed by the Company or within ninety (90) days following termination of Mr. Vos' employment; and (ii) Service Achievement: Mr. Vos remains employed with the Company through December 31, 2025.
Ms. Holt’s Equity Awards under CMO Employment Agreement
On December 21, 2023, the Company entered into an employment agreement with Ms. Holt for her service as Chief Merchandising Officer (the “CMO Employment Agreement”), which governed her employment terms effective as of January 15, 2024 until her resignation, effective November 7, 2025. Under the terms of the CMO Employment Agreement, Ms. Holt received a grant of 3,334 RSUs on February 16, 2024 pursuant to the terms of the CMO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, which vested quarterly through December 31, 2024. On the same date, Ms. Holt also received an additional grant of 6,819 RSUs, which vested or would have vested in three equal annual installments annually through March 15, 2027, subject to Ms. Holt’s continued employment. Ms. Holt also received a grant of 3,334 PSUs on February 16, 2024 pursuant to the terms of the CMO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which would have vested on the date when both of the following occurred: (i) Performance Achievement: the Company files a Form 10-Q or Form 10-K with the SEC indicating that the Company has trailing twelve months’ net revenue that is at least $75 million more than the Company’s net revenue in fiscal year ending December 31, 2023 (the “Base Revenue”); and (ii) Service Achievement: Ms. Holt remained employed with the Company through January 15, 2025, the first anniversary of her start date.
On March 20, 2025, Ms. Holt received a grant of 3,334 RSUs pursuant to the terms of the CMO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, which vested or would have vested in four equal quarterly installments from March 31, 2025 to December 31, 2025, subject to Ms. Holt’s continued employment. On the same date, Ms. Holt also received a grant of 3,334 PSUs pursuant to the terms of the CMO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which would have vested on the date when both of the following occurred: (i) Performance Achievement: the Company files a Form 10-Q or Form 10-K with the SEC indicating that the Company has trailing twelve months’ net revenue that is at least $150 million more than the Base Revenue; and (ii) Service Achievement: Ms. Holt remained employed with the Company through January 15, 2026, the second anniversary of her start date. 100% of Ms. Holt’s PSUs and unvested RSUs were forfeited on the effective date of her resignation.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
The Company currently maintains a 401(k) retirement savings plan (“401(k) plan”) for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Company matched 100% of each participating employee’s eligible deferrals in fiscal 2025 up to 4%. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.

All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.
Perquisites and Other Personal Benefits
The Company provides limited perquisites to our NEOs when our Board, with input from the Compensation Committee, determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees. In fiscal 2025, the Company provided product discounts to our NEOs on the same basis as all of our full-time employees, as well as a temporary monthly housing allowance to one of our NEOs.
Policies and Practices Related to the Grant of Certain Equity Awards
The Company does not have a written policy related to the timing of when equity awards are granted to our executive officers during the year. The Compensation Committee and Board currently approve grants of RSUs and PSUs to our executive officers and grants of RSUs to other key employees and the non-employee directors of our Board. The equity awards are made consistent with the terms of any applicable employment agreement, Compensation Committee and Board approval and the terms of the Non-Employee Director Compensation Program in the case of the directors. No stock options have been granted by us to our executive officers since 2021.
We do not grant equity awards in anticipation of the release of material non-public information, and we do not time the release of material non-public information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the equity awards held by our NEOs as of fiscal 2025 year-end.

		Option Awards				Stock Awards(1)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Crystal Landsem	6/30/2023(3)	—	—	—	—	41,667	226,252
	3/5/2024(4)	—	—	—	—	120,772	655,792
Mark Vos	1/9/2024(5)	—	—	—	—	1,667(5)	9,052
	12/31/2024(6)	—	—	—	—	20,000	108,600
	3/31/2025(7)	—	—	—	—	6,000(7)	32,580
	12/31/2025(8)	—	—	—	—	20,000	108,600
Heidi Crane(9)	—	—	—	—	—	—	—
Laura Holt(10)	—	—	—	—	—	—	—

(1)	Represents RSU and PSU awards pursuant to the terms of the respective employment agreements.
(2)	Amount determined by multiplying the number of shares by $5.43, the closing price of our common stock on December 26, 2025, the last trading day of fiscal 2025.
(3)	The RSUs vest in quarterly installments from June 30, 2023 through December 31, 2026, as set forth in Ms. Landsem’s CEO Employment Agreement.
(4)
Ms. Landsem received a grant of 120,772 PSUs on March 5, 2023. The PSUs vest annually, provided the 10-Day VWAP equals or exceeds $112.50, $150.00 and $187.50, respectively, and subject to Ms. Landsem’s continued employment. As of April 15, 2026, none of the PSUs have vested.

(5)	The RSUs vested in nine installments from January 9, 2024 to December 31, 2025, as set forth in Mr. Vos’ President & CIO Employment Agreement.
(6)
Mr. Vos received a “year one PSU award” of 20,000 PSUs on January 9, 2024, which vests on the date when both of the following have occurred: (i) Performance Achievement: 10-Day VWAP of the Company’s common stock equals or exceeds $112.50 on a date when Mr. Vos remains employed by the Company or within ninety (90) days following termination of Mr. Vos' employment; and (ii) Service Achievement: Mr. Vos remains employed with the Company through December 31, 2024. As of April 15, 2026, none of the PSUs have vested.

(7)	The RSUs vested in four quarterly installments from March 31, 2025 to December 31, 2025, as set forth in Mr. Vos’ President & CIO Employment Agreement.
(8)
Mr. Vos received a “year two PSU award” of 20,000 PSUs on March 20, 2025, which vests on the date when both of the following have occurred: (i) Performance Achievement: 10-Day VWAP of the Company’s common stock equals or exceeds $150.00 on a date when Mr. Vos remains employed by the Company or within ninety (90) days following termination of Mr. Vos' employment; and (ii) Service Achievement: Mr. Vos remains employed with the Company through December 31, 2025. As of April 15, 2026, none of the PSUs have vested.

(9)	Ms. Crane did not have any outstanding equity awards as of the end of fiscal 2025.
(10)
Ms. Holt resigned as Chief Merchandising Officer, effective November 7, 2025, and forfeited all PSUs and unvested RSUs under the CMO Employment Agreement. As such, Ms. Holt did not have any outstanding equity awards as of the end of fiscal 2025.

Executive Compensation Arrangements
Employment Agreements
Ms. Landsem’s CEO Employment Agreement
Ms. Landsem’s CEO Employment Agreement provides for a four-year term, commencing on March 6, 2023, and shall be automatically extended for additional one-year periods unless the Board or Ms. Landsem provides at least 60 days prior written notice that the term shall not be extended.
Under the terms of the CEO Employment Agreement, Ms. Landsem will serve as the Company’s Chief Executive Officer, reporting to the Board. The CEO Employment Agreement provides a base salary of $500,000, payable with the Company’s customary payroll practices.
The CEO Employment Agreement provides an annual bonus target equal to 80% of Ms. Landsem’s base salary for the 2023 fiscal year (with target amounts for fiscal years after 2023 determined by the Compensation Committee, which shall in no event be less than a target of 80% of base salary), subject to her being employed with the Company on the date that the annual bonus is paid. The actual bonus amount may be greater or less than the target bonus based on performance against bonus key performance indicators which are to be reviewed annually and recommended by the Compensation Committee and approved by the Board.
Ms. Landsem received a grant of 120,772 RSUs pursuant to the terms of the CEO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, and subject to Ms. Landsem’s continued employment, which vests in quarterly installments from June 30, 2023 through December 31, 2026 as set forth in the CEO Employment Agreement.
Ms. Landsem also received a grant of 120,772 PSUs pursuant to the terms of the CEO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which will vest as follows: (a) 40,257 PSUs will vest when both of the following have occurred (i) the 10-Day VWAP equals or exceeds $112.50, and (ii) Ms. Landsem remains employed under the terms of the CEO Employment Agreement on March 5, 2024; (b) 40,257 PSUs will vest when both of the following have occurred (i) the 10-Day VWAP equals or exceeds $150.00, and (ii) Ms. Landsem remains employed under the terms of the CEO Employment Agreement on March 5, 2025; and (c) 40,258 PSUs will vest when both of the following have occurred (i) the 10-Day VWAP equals or exceeds $187.50, and (ii) Ms. Landsem remains employed under the terms of the CEO Employment Agreement on March 5, 2026.
In the event that Ms. Landsem is terminated by the Company without Cause (as defined in the CEO Employment Agreement) or Ms. Landsem terminates for Good Reason (as defined in the CEO Employment Agreement) within (3) three months prior to or twelve (12) months following a Change in Control (as defined under the Omnibus Plan), the unvested RSUs will be 100% vested upon the consummation of a Change in Control and the PSUs will be vested based on achievement of the applicable performance criteria at the time of the Change in Control (based on the per share price that an acquirer has agreed to pay for the Company’s common stock) linearly interpolated between attainment levels.
With the exception of termination of Ms. Landsem’s employment due to her death, any termination of Ms. Landsem’s employment by the Company for any reason, or by Ms. Landsem for any reason, shall be communicated by a written notice of termination that indicates the specific termination provision in the CEO Employment Agreement being relied upon and specifies a termination date, which may be the date of the notice, except that in the event of a termination by Ms. Landsem without Good Reason, the termination date shall not be less than sixty (60) days after such notice, unless otherwise agreed to by the parties.

If Ms. Landsem’s employment is terminated by the Company without Cause or by Ms. Landsem with Good Reason, then subject to Ms. Landsem’s continued compliance with the terms of the CEO Employment Agreement and her execution, delivery and non-revocation of a release of claims (a form of which is attached to the CEO Employment Agreement), Ms. Landsem will be entitled to the following severance in addition to the Accrued Rights (inclusive of the Accrued Bonus) (both as defined in the CEO Employment Agreement): (i) an aggregate amount equal to her then-current annual base salary for a period of twelve (12) months following the termination date; (ii) reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Ms. Landsem becomes eligible for medical coverage provided by a new employer, subject to Ms. Landsem timely electing COBRA; (iii) one hundred percent (100%) vesting of any unvested portion of Ms. Landsem’s January 4, 2022 RSU award (this award has fully vested as of April 2024); and (iv) any equity-based incentive award(s) that would have vested during the ninety (90) day period immediately following the date of such termination of employment shall immediately become fully vested.
Under the CEO Employment Agreement, Ms. Landsem is subject to restrictive covenants relating to non-disparagement, the Company’s confidential information and the Company’s intellectual property.
Under the CEO Employment Agreement, Ms. Landsem acknowledges that the Company may be entitled or required by law, the Company’s Clawback Policy or the requirements of a stock exchange to recoup compensation paid to Ms. Landsem pursuant to the CEO Employment Agreement or otherwise, and Ms. Landsem agrees to comply with any such request or demand for recoupment by the Company.
Mr. Vos’ Employment Agreement
On May 12, 2022, the Company entered into an employment agreement with Mark Vos, our President (former Co-President) and Chief Information Officer, subsequently amended on March 5, 2023 and January 9, 2024 (collectively, the “President & CIO Employment Agreement”) which set forth the terms of his employment in such roles as follows:
•
Reflected the change in his title to President and Chief Information Officer and effected a change to his reporting structure so that Mr. Vos reports to the Chair of the Board or to a director or committee of the Board, as determined by the Board at its sole discretion.

•
Subject to earlier termination, the initial term of the President & CIO Employment Agreement ends on December 31, 2025 and automatically renews for additional one-year periods at the end of the then-current term unless either party elects not to renew with 60 days’ prior written notice.

•	Ms. Vos is entitled to receive an annual base salary of $470,000, subject to increase from time to time in the discretion of the Compensation Committee.
•
Mr. Vos is entitled to participate in the Company’s annual incentive plan and eligible to earn a cash bonus thereunder for each fiscal year of the Company ending during the term of the agreement, with an original target amount equal to $300,000 per year. Mr. Vos must be actively employed with the Company on the date that the annual bonus is paid to be eligible for such annual bonus. The actual bonus amount may be greater or less than the target bonus based on performance against bonus key performance indicators which are to be reviewed annually and recommended by Compensation Committee and approved by the Board.

•
In the event of the termination of Mr. Vos’ employment by the Company without “Cause” or by Mr. Vos for “Good Reason” (each as defined in the President & CIO Employment Agreement), then subject to Mr. Vos’ continued compliance with the terms of the agreement and Mr. Vos’ execution, delivery and non-revocation of a release of claims (a form of which is attached to the President & CIO Employment Agreement), Mr. Vos will be eligible to receive the following severance benefits: (i) continued payment of Mr. Vos’ then-current base salary for a period of 12 months following the termination date, subject to offset in the case of a “New Engagement” (as defined in the President & CIO Employment Agreement); (ii) a pro-rated annual bonus for the year of termination, paid at the same time annual bonuses are paid to other Company executives; (iii) subject to Mr. Vos timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Mr. Vos begins a New Engagement; (iv) if not previously granted, the Year Two RSU Award and Year Two PSU Award (as defined in the President & CIO Employment Agreement) shall immediately be granted; (v) 100% vesting acceleration of any unvested RSUs, including the Year Two RSU Award; and (vi) for purposes of vesting of any unvested PSUs, including the Year Two PSU Award, Mr. Vos shall be deemed to have met the Service Achievement, and any unvested PSUs shall remain outstanding and eligible to meet the Performance Achievement (as defined in the President & CIO Employment Agreement).
•
In the event Mr. Vos terminates his employment and the Term, other than for good reason, including not renewing the Term, Mr. Vos shall be entitled to receive the Accrued Rights (as defined in the President & CIO Employment Agreement).

On January 9, 2024, Mr. Vos received an initial grant of 44,000 RSUs pursuant to the terms of the President & CIO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, and subject to Mr. Vos’ continued employment, which vested in various installments through December 31, 2025, as set forth in the President & CIO Employment Agreement. On January 9, 2024, Mr. Vos also received a grant of 20,000 PSUs pursuant to the terms of the President & CIO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which vest on the date when both of the following have occurred: (i) Performance Achievement: the 10-Day VWAP equals or exceeds $112.50 on a date when Mr. Vos remains employed by the Company or within ninety (90) days following termination of Mr. Vos’ employment; and (ii) Service Achievement: Mr. Vos remains employed with the Company through December 31, 2024.
On March 20, 2025, Mr. Vos received a grant of 24,000 RSUs pursuant to the terms of the President & CIO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, which vested in four, equal quarterly installments from March 31, 2025 to December 31, 2025. On the same date, Mr. Vos also received a grant of 20,000 PSUs pursuant to the terms of the President & CIO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which vest on the date when both of the following have occurred: (i) Performance Achievement: 10-Day VWAP equals or exceeds $150.00 on a date when Mr. Vos remains employed by the Company or within ninety (90) days following termination of Mr. Vos’ employment; and (ii) Service Achievement: Mr. Vos remains employed with the Company through December 31, 2025.
Under the President & CIO Employment Agreement, Mr. Vos is subject to restrictive covenants relating to non-disparagement, the Company’s confidential information and the Company’s intellectual property.
Under the President & CIO Employment Agreement, Mr. Vos acknowledges that the Company may be entitled or required by law, the Company’s Clawback Policy or the requirements of a stock exchange to recoup compensation paid to Mr. Vos pursuant to his employment agreement, as amended, and Mr. Vos agrees to comply with any such request or demand for recoupment by the Company.
Ms. Crane's CFO Employment Agreement
On October 11, 2025, the Board appointed Heidi Crane as its fractional Chief Financial Officer (“Fractional CFO”), effective October 13, 2025. As Fractional CFO, Ms. Crane was employed by BTG and provided her services pursuant to the Consulting Project Agreement. The material terms of the engagement were that the Company would pay BTG $170,000 for the services rendered by Ms. Crane from October 13, 2025 until the conclusion of Milestone 1, which concluded on January 22, 2026. The Consulting Project Agreement was extended until the conclusion of Milestone 2, which concluded on February 4, 2026, pursuant to Ms. Crane's transition to Chief Financial Officer. In accordance with such extension, the Company paid BTG an additional $22,900 for the services rendered by Ms. Crane.
On February 4, 2026, the Company entered into an employment agreement with Ms. Crane for her services as Chief Financial Officer (the “CFO Employment Agreement”), which set forth the terms of her employment in such role, effective as of February 4, 2026, as follows:
The CFO Employment Agreement provides for an initial term commencing on February 4, 2026 and ending on January 31, 2027; provided that the term shall be automatically extended for an additional one-year period unless the Company or Ms. Crane provides at least 60 days prior written notice that the term shall not be extended.

Under the terms of the CFO Employment Agreement, Ms. Crane will serve as the Company’s Chief Financial Officer, reporting to the Company’s Chief Executive Officer. The CFO Employment Agreement provides a base salary of $425,000 per year, payable in accordance with the Company’s customary payroll practices applicable to executives.
The CFO Employment Agreement provides an annual bonus target of 50% of base salary, subject to Ms. Crane being employed with the Company on the date that the annual bonus is paid. The actual bonus attained may be greater or less than the target bonus based on achievement of the applicable performance goals and pursuant to the Company’s bonus policies and plans at that time.
Under the terms of the CFO Employment Agreement, Ms. Crane received an initial grant of 34,837 RSUs for the fiscal year 2026 (the “Crane RSU Award”). Subject to the terms of the CFO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, and provided that Ms. Crane remains employed through each applicable vesting date, the Crane RSU Award will vest in quarterly installments as follows: one-quarter (25%) on March 31, 2026; and one-eighth (12.5%) on each of June 30, 2026, September 30, 2026, December 31, 2026, March 31, 2027, June 30, 2027, and September 30, 2027. Notwithstanding the foregoing vesting schedule, in the event of a Qualifying Termination (as defined in the CFO Employment Agreement), all unvested RSUs subject to the Crane RSU Award shall vest 100% immediately prior to the consummation of a Change in Control (as defined under the Omnibus Plan) or as of the date of termination, as applicable, subject to the release requirement set forth in the CFO Employment Agreement.
With the exception of termination of Ms. Crane’s employment due to her death, any termination of Ms. Crane’s employment by the Company for any reason, or by Ms. Crane for any reason, shall be communicated by a written notice of termination that indicates the specific termination provision in the CFO Employment Agreement being relied upon and specifies a termination date, which may be the date of the notice, except that in the event of a termination by Ms. Crane without Good Reason, the termination date shall not be less than sixty (60) days after such notice, unless otherwise agreed to by the parties.
If Ms. Crane’s employment is terminated by the Company without Cause (other than due to death or Disability) or by Ms. Crane for Good Reason, then subject to Ms. Crane’s continued compliance with the terms of the CFO Employment Agreement and her execution, delivery and non-revocation of a release of claims (a form of which is attached to the CFO Employment Agreement), Ms. Crane will be entitled to the following severance in addition to the Accrued Rights (all capitalized terms as defined in the CFO Employment Agreement): (i) her then-current annual base salary for a period of four (4) months following the termination date, subject to offset in the case of a New Engagement; (ii) any Annual Bonus earned but unpaid with respect to a performance period ending on or preceding the date of termination; (iii) a pro-rata bonus based on the number of days Ms. Crane was employed during the year of termination; and (iv) subject to Ms. Crane timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the six-month anniversary of the termination date or the date on which Ms. Crane begins a New Engagement.
Under the CFO Employment Agreement, Ms. Crane is subject to restrictive covenants relating to non-disparagement, the Company’s confidential information and the Company’s intellectual property.
Under the CFO Employment Agreement, Ms. Crane acknowledges that the Company may be entitled or required by law, the Company’s Clawback Policy or the requirements of a stock exchange to recoup compensation paid to Ms. Crane pursuant to the CFO Employment Agreement, and Ms. Crane agrees to comply with any such request or demand for recoupment by the Company.
Ms. Holt’s CMO Employment Agreement
On December 21, 2023, the Company entered into the CMO Employment Agreement, which became effective on January 15, 2024 and had an initial term ending on December 31, 2025, subject to automatic one-year renewals unless either party provided at least 60 days’ prior written notice of nonrenewal.
Pursuant to the CMO Employment Agreement, Ms. Holt served as the Company’s Chief Merchandising Officer, reporting to the Company’s Chief Executive Officer. Ms. Holt received an annual base salary of

$450,000, subject to adjustment in the discretion of the Compensation Committee, and was eligible to participate in the Company’s annual incentive plan with a target bonus opportunity equal to 50% of her base salary, subject to the achievement of applicable performance goals and her continued employment on the bonus payment date.
On February 16, 2024, Ms. Holt received a grant of 3,334 RSUs pursuant to the terms of the CMO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, which vested quarterly through December 31, 2024. On the same date, Ms. Holt also received an additional grant of 6,819 RSUs, which vested or would have vested in three equal annual installments annually through March 15, 2027, subject to Ms. Holt’s continued employment. On February 16, 2024, Ms. Holt also received a grant of 3,334 PSUs, pursuant to the terms of the CMO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which would have vested on the date when both of the following occurred: (i) Performance Achievement: the Company files a Form 10-Q or Form 10-K with the SEC indicating that the Company has trailing twelve months’ net revenue that is at least $75 million more than the Company’s net revenue in fiscal year ending December 31, 2023 (the “Base Revenue”); and (ii) Service Achievement: Ms. Holt remained employed with the Company through January 15, 2025, the first anniversary of her start date.
On March 20, 2025, Ms. Holt received a grant of 3,334 RSUs pursuant to the terms of the CMO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, which vested or would have vested in four equal quarterly installments from March 31, 2025 to December 31, 2025, subject to Ms. Holt’s continued employment. On the same date, Ms. Holt also received a grant of 3,334 PSUs pursuant to the terms of the CMO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which would have vested on the date when both of the following occurred: (i) Performance Achievement: the Company files a Form 10-Q or Form 10-K with the SEC indicating that the Company has trailing twelve months’ net revenue that is at least $150 million more than the Base Revenue; and (ii) Service Achievement: Ms. Holt remained employed with the Company through January 15, 2026, the second anniversary of her start date.
On November 6, 2025, the Board of Directors approved a plan to streamline the Company’s merchandising and buying function, including a reduction in force of those teams, to better align with the Company’s strategic and financial needs. In conjunction with this reduction in force, Ms. Holt elected to resign from the Company, effective November 7, 2025. The Company treated her departure as a resignation for Good Reason (as defined in the CMO Employment Agreement) and paid Ms. Holt the following severance benefits, in addition to the Accrued Rights (as defined in the CMO Employment Agreement): (1) Ms. Holt’s then-current base salary for a period of six months in accordance with the Company’s regular payroll practices (subject to reduction in the case of commencement of a New Engagement (as defined in the CMO Employment Agreement)); and (2) reimbursement for monthly COBRA premiums ending on the earlier of (i) the first year anniversary of the effective date of her resignation; or (ii) the commencement of a New Engagement. 100% of Ms. Holt's unvested RSUs and PSUs were forfeited on the effective date of her resignation.
The CMO Employment Agreement also contained customary restrictive covenants, including non- solicitation, non-disparagement, confidentiality, and intellectual property provisions, as well as provisions addressing expense reimbursement, clawback of compensation, and compliance with applicable laws and Company policies.

DIRECTOR COMPENSATION
The following table sets forth information concerning compensation earned by, paid or awarded to our non-employee directors during fiscal 2025.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Dara Bazzano	91,488(2)	8,280	—	99,768
John Black	71,250(2)	—	—	71,250
Evan Karp	—	—	—	—
Anisa Kumar	75,000(2)	—	—	75,000
Kelly McCarthy	72,500(2)	—	—	72,500

(1)	Our non-employee directors held the following unvested equity awards as of fiscal 2025 year end:

Name	Number of RSUs
Dara Bazzano	—
John Black	—
Evan Karp	—
Anisa Kumar	—
Kelly McCarthy	1,950

(2)
The amounts reported reflect director fees earned or paid in cash in connection with the directors’ service to the Board and applicable Board committees during fiscal 2025, which includes the fiscal fourth quarter 2025 retainers for non-employee directors that were paid in the first quarter of fiscal 2026. In September 2024, as part of the Company’s cost reduction efforts, the Compensation Committee and the Board suspended the payment of retainers for non-employee directors under the Non-Employee Director Compensation Program until March 31, 2025, the first day of the fiscal second quarter 2025. The amounts reported include a portion of a special one-time cash payment approved by the Compensation Committee and the Board on March 20, 2025 and paid to eligible non-employee directors on April 15, 2025 to cover the retainers that were suspended for the first quarter of fiscal 2025. On May 1, 2025, the Board approved a one-time cash payment of $50,000 to each eligible non-employee director in lieu of his or her $100,000 fiscal year 2025 annual RSU award. This cash payment is not included in the amounts reported as it will be payable on the date of the Annual Meeting, subject to each non-employee director’s continued service on the Board through such payment date.

(3)
The amounts reported in this column reflect the grant date fair value of awards computed in accordance with FASB ASC Topic 718 based on the closing price per share of our common stock on the grant date.

Non-Employee Director Compensation Program
The Board adopted a non-employee director compensation program (the “Non-Employee Director Compensation Program”), effective as of January 30, 2022 and amended as of November 3, 2023, March 1, 2024, November 1, 2024 and April 28, 2025, pursuant to which our non-employee directors are eligible to receive cash compensation and equity awards for service on our Board. The Non-Employee Director Compensation Program also provides for reimbursement of out-of-pocket travel and other business expenses incurred by such non-employee director in the performance of their duties to the Company in accordance with the Company’s applicable expense reimbursement policies and procedures.
Under the Non-Employee Director Compensation Program, each non-employee director receives an annual cash retainer of $50,000 and the Chair receives an annual cash retainer of $75,000. The members of the following committees receive additional annual cash retainers in the amounts set forth below, depending on whether the member serves as chair of the committee:

	Chair	Non-Chair
Audit Committee Member	$20,000	$10,000
Compensation Committee Member	$15,000	$7,500
Nominating and Corporate Governance Committee Member	$15,000	$7,500

All annual cash retainers are paid in quarterly in arrears promptly following the end of the applicable quarter, and pro-rated for partial service.

Each non-employee director may elect to receive all or a portion of their annual cash retainers in the form of RSUs, subject to the Compensation Committee's annual determination of whether to allow non-employee directors to elect to convert all or a portion of their annual retainers into awards of RSUs. Elections to convert annual cash retainers into RSUs must generally be made on or prior to December 31 of the calendar year prior to the year in which the annual cash retainers are scheduled to be paid, or such earlier deadline as established by our Board or Compensation Committee. RSUs granted in lieu of the annual cash retainers will be fully vested on the grant date, and the number of RSUs will be determined by dividing the amount of the cash retainers that would otherwise be paid by the average closing trading price of our common stock over the 10 consecutive trading days ending with the trading day immediately preceding the grant date (the “10-Day Average Price”).
Upon a non-employee director’s initial appointment to our Board, the director will be granted an initial award of a number of RSUs calculated by dividing (a) $200,000 by (b) the 10-Day Average Price, or any applicable share price floor for Company equity awards established from time to time by the Compensation Committee (the “Share Price Floor”), whichever is greater. The initial award will vest as to one-third of the total RSUs on each anniversary of the date the non-employee director commenced service on our Board, subject to continued service with us through each applicable vesting date.
Additionally, each non-employee director who is serving immediately before and will continue serving immediately after each annual stockholder’s meeting will automatically be granted on the date of the annual stockholder’s meeting an annual award of a number of RSUs calculated by dividing (i) $100,000 by (ii) the 10-Day Average Price or any applicable Share Price Floor, whichever is greater provided, that if a non-employee director is first appointed or elected on a date other than the date of an annual stockholder’s meeting, then such non-employee director shall be granted automatically on such date of appointment or election under the Omnibus Plan, or any other applicable Company equity incentive plan then-maintained by the Company, an award of that number of RSUs calculated by dividing (i) the product of $100,000 multiplied by a fraction, the numerator of which is the number of days from the date of such appointment or election through the anticipated date of the first annual stockholder’s meeting following such appointment or election, and the denominator of which is 365, by (ii) the 10-Day Average Price or any applicable Share Price Floor, whichever is greater. Each annual award will fully vest on the earlier of (i) the first anniversary of the grant date, and (ii) immediately before our annual stockholder’s meeting following the grant date, subject to continued service with us through the applicable vesting date.
Each initial award and annual award of RSUs, along with any other equity-based awards held by any non-employee director, will fully vest immediately before a Change in Control of the Company (as defined in the Omnibus Plan).
Effective March 1, 2024, the Non-Employee Director Compensation Program was amended to provide that a non-employee chair of the Board (“Non-Employee Board Chair”) who continues to serve as a Non-Employee Board Chair immediately following an annual stockholder’s meeting shall be granted on the date of such annual stockholder’s meeting an additional award of RSUs.
In September 2024, as part of the Company’s cost reduction efforts, the Compensation Committee and the Board suspended the payment of retainers to non-employee directors under the Non-Employee Director Compensation Program. On March 20, 2025, the Compensation Committee and the Board approved a special one-time cash payment, which was paid on April 15, 2025, to eligible non-employee directors to cover the retainers that were suspended for the third and fourth quarters of fiscal 2024 and the first quarter of fiscal 2025, and reinstated the payment of retainers beginning with the second quarter of fiscal 2025.
Effective April 28, 2025, the Non-Employee Director Compensation Program was further amended to (i) eliminate the additional annual RSU award for the Non-Employee Board Chair and increase the applicable cash retainer to $75,000 for the Non-Employee Board Chair, (ii) provide that each award of RSUs under the Omnibus Plan may be limited by a Share Price Floor established from time to time by the Compensation Committee, (iii) permit the Compensation Committee to annually determine whether to allow non-employee directors to elect to convert all or a portion of their annual retainers into awards of RSUs, (iv) allow for non-employee directors to waive their right to receive compensation under the Non-Employee Director

Compensation Program entirely or for a specific period, and (v) permit for cash to be paid in lieu of any RSU award or portion of any RSU award under the Non-Employee Director Compensation Program and provide for flexibility relating to the timing of any cash payment or award of RSUs as the Compensation Committee may deem appropriate.
After evaluating the potential dilutive impact of the 2025 annual non-employee director RSU award given the average stock price at that time, on May 1, 2025, the Compensation Committee and Board approved a one-time cash payment of $50,000 to each eligible non-employee director in lieu of his or her $100,000 fiscal year 2025 annual RSU award. This cash payment will be payable on the date of the Annual Meeting, subject to each non-employee director’s continued service on the Board through such payment date.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes securities available under our equity compensation plans as of December 28, 2025. Our Omnibus Plan and our ESPP are our only equity plans available for the grant of new equity awards.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	278,668(2)	$170.25(3)	319,213(4)(5)(6)
Equity compensation plans not approved by security holders	—	—	—
Total	278,668	$170.25	319,213

(1)	Consists of the Omnibus Plan, ESPP and 2021 Plan.
(2)	Represents 267,908 shares of common stock subject to RSUs and PSUs outstanding under the Omnibus Plan and 10,760 shares of common stock subject to options outstanding under the 2021 Plan.
(3)	Represents the weighted-average exercise price of options outstanding under the 2021 Plan. Does not take into account RSUs or PSUs outstanding under the Omnibus Plan, which have no exercise price.
(4)	Consists of 244,449 shares of common stock reserved for issuance under the Omnibus Plan, and 74,764 shares of common stock reserved for issuance under the ESPP.
(5)
To the extent outstanding awards under the 2021 Plan are forfeited or expire or lapse unexercised or are terminated, the shares of common stock subject to such awards will be available for issuance under the Omnibus Plan. The number of shares of common stock reserved for issuance under the Omnibus Plan will automatically increase on the first day of each fiscal year, starting in 2022 and continuing through 2031, equal to the lesser of (a) 4% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year; and (b) such smaller number of shares as determined by our Board.

(6)
The number of shares of common stock reserved for issuance under the ESPP will automatically increase on the first day of each fiscal year, starting in 2022 and continuing through 2031, equal to the lesser of (a) 1% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year; and (b) such smaller number of shares as determined by our Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and named executive officers as a group as of April 15, 2026, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 2,864,405 shares of common stock outstanding as of April 15, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock that are owned, have vested or will vest within 60 days of April 15, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is currently 195 Humboldt Avenue, Chico, California 95928, and beginning May 15, 2026, will be 495 Ryan Ave., Suite 125, Chico, California 95973. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Stockholder	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with H.I.G.(2)	919,460	32.1%
Entities affiliated with Institutional Venture Partners(3)	503,149	17.6%
Canada Pension Plan Investment Board(4)	500,000	17.5%
Named Executive Officers and Directors
Crystal Landsem(5)	98,870	3.5%
Heidi Crane	3,683	*
Mark Vos(6)	82,704	2.9%
Laura Holt(7)	5,038	*
Dara Bazzano	8,280	*
John Black	11,492	*
Evan Karp(8)	—	—
Anisa Kumar	9,312	*
Kelly McCarthy	9,000	*
All executive officers and directors as a group (8 persons)(9)	223,341	7.8%

*	Less than one percent.
(1)	The number of shares beneficially owned and reported in this table reflect the Reverse Stock Split of the Company’s common stock that became effective as of the opening of business on July 7, 2025.
(2)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of 919,460 shares of common stock held by H.I.G. Growth Partners-Lulu’s, L.P. H.I.G.-GPII, Inc. is the sole general partner of H.I.G. Growth Partners-Lulu’s, L.P., and has sole voting and dispositive power with respect to the shares held by H.I.G. Growth Partners-Lulu’s, L.P. H.I.G.-GPII, Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Sami Mnaymneh and Anthony Tamer, the directors of H.I.G.-GPII, Inc., have shared voting and dispositive power with respect to the shares held by H.I.G. Growth Partners-Lulu’s, L.P. Messrs. Mnaymneh and Tamer may be deemed to be indirect beneficial owners of the reported securities, but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. The address of each entity affiliated with by H.I.G. Growth Partners-Lulu’s, L.P. is 1450 Brickell Avenue, 31st floor, Miami, FL 33131.

(3)
Based on a Schedule 13G filed with the SEC on February 13, 2024 and information available to the Company. Consists of (a) 248,678 shares of common stock held by Institutional Venture Partners XV, L.P.; (b) 1,323 shares of common stock held by Institutional Venture Partners XV Executive Fund, L.P.; (c) 1,574 shares held by Institutional Venture Management XV, LLC; (d) 250,000 shares of common stock held by Institutional Venture Partners XVI, L.P.; and (e) 1,574 shares of common stock held by Institutional Venture Management XVI, LLC. Institutional Venture Management XV, LLC is the general partner of Institutional Venture Partners XV, L.P. and Institutional Venture Partners XV Executive Fund, L.P., and Institutional Venture Management XVI, LLC is the general partner of Institutional Venture Partners XVI, L.P. Todd C. Chaffee, Somesh Dash, Norman A. Fogelsong, Stephen J. Harrick, Eric Liaw, Jules A. Maltz, J. Sanford Miller and Dennis B. Phelps are the managing directors of Institutional Venture Management XV, LLC and Institutional Venture Management XVI, LLC and may be deemed to share voting and dispositive power over the shares held by Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Partners XVI, L.P. The address for each of these entities is 3000 Sand Hill Road, Bldg. 2, Suite 250 Menlo Park, California 94025.
(4)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of 500,000 shares of common stock held by Canada Pension Plan Investment Board (“CPPIB”). None of the members of the board of directors of CPPIB has sole voting or dispositive power with respect to the shares of common stock beneficially owned by CPPIB. The address for CPPIB is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.

(5)	Ms. Landsem may be deemed the beneficial owner of Mr. Vos’ shares of common stock reported in footnote (6), but disclaims beneficial ownership in the securities.
(6)	Mr. Vos may be deemed the beneficial owner of Ms. Landsem’s shares of common stock reported in footnote (5), but disclaims beneficial ownership in the securities.
(7)	Ms. Holt resigned, effective November 7, 2025. The amount reported is based solely on the Company's records and the records of the Company’s administrator of its equity plans.
(8)
Mr. Karp, as a member of our Board and agent of entities affiliated with H.I.G. Growth Partners-Lulu’s, L.P., may be deemed to share voting and investment power with regard to the shares held directly by H.I.G. Growth Partners-Lulu’s, L.P., but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities.

(9)	No executive officers or directors have any RSUs that will vest within 60 days of April 15, 2026.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, we believe all such forms were filed timely.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel, or her designee, is required to present to the Audit Committee all relevant known facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant known facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2025, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”
Investor Rights Agreement
On April 12, 2018, we entered into an Investors’ Rights Agreement with the LP, H.I.G.-GPII, Inc., LFL Acquisition Corp., Institutional Venture Partners XVI, L.P., Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P., Canada Pension Plan Investment Board, (the “Investors’ Rights Agreement”), pursuant to which such investors have certain demand registration rights, short-form registration rights and piggyback registration rights in respect of any shares of common stock or common stock issuable or issued upon conversion of the Series A Preferred Stock and related indemnification rights from us, subject to customary restrictions and exceptions. All fees, costs and expenses of registrations, other than underwriting discounts and commissions, are expected to be borne by us.
Stockholders Agreement
In connection with our initial public offering, on November 10, 2021, we entered into the Stockholders Agreement pursuant to which H.I.G. Growth Partners is entitled to designate for nomination by the Board: up to four directors at any time if at any time it owns in the aggregate 30% or more of all issued and outstanding shares of common stock; up to three directors if at any time it owns in the aggregate 20% or more of all issued and outstanding shares of common stock; up to two directors if it any time it owns in the aggregate 10% or more of all issued and outstanding shares of common stock; and one director if it owns less than 10% of common stock but at least 5% or more of all issued and outstanding shares of common stock. IVP Holdcos are entitled to designate for nomination by the Board one director from time to time if at any time it owns in the aggregate 10% or more of all issued and outstanding common stock. In addition, H.I.G. Growth Partners, the IVP Holdcos and CPPIB agree to vote, or cause to be voted, all outstanding shares of common stock beneficially owned by them (or any of their “Permitted Transferees” as defined in the Stockholders Agreement) at any annual or special meeting of stockholders of the Company at which directors are to be elected or removed to take all “Necessary Action” (as defined in the Stockholders Agreement) in their capacity as stockholders of the Company to cause the election or removal of their respective designees as directors. For more information, see “Corporate Governance-Stockholders Agreement.”
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing no later than December 24, 2026 to our Corporate Secretary at 195 Humboldt Avenue, Chico, California 95928. Beginning May 15, 2026, such written proposals should be sent to the Corporate Secretary at 495 Ryan Ave., Suite 125, Chico, California 95973.
Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Second Amended and Restated Bylaws. Our Second Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than February 9, 2027 and no later than March 11, 2027. The notice must contain the information required by the Second Amended and Restated Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 9, 2027, then our Corporate Secretary must receive such written notice not later than the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the requirements under our Second Amended and Restated Bylaws, to comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19(b) under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone and e-mail by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov or from our Investor Relations website at www.investors.lulus.com.

LULUS’ ANNUAL REPORT ON FORM 10-K
A copy of Lulus’ Annual Report on Form 10-K for the fiscal year ended December 28, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of April 15, 2026 without charge upon written request addressed to:
Lulu’s Fashion Lounge Holdings, Inc.
Attention: Corporate Secretary
195 Humboldt Avenue
Chico, California 95928
Beginning May 15, 2026, such requests should be addressed to:
Lulu’s Fashion Lounge Holdings, Inc.
Attention: Corporate Secretary
495 Ryan Ave., Suite 125
Chico, California 95973
A reasonable fee will be charged for copies of exhibits. You may also access this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 28, 2025 at www.proxyvote.com. and www.investors.lulus.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Naomi Beckman-Straus
General Counsel and Corporate Secretary
Chico, California
April 23, 2026

Appendix A
CERTIFICATE OF AMENDMENT TO
THE FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
LULU’S FASHION LOUNGE HOLDINGS, INC.
Lulu’s Fashion Lounge Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), hereby certifies as follows:
1.
This Certificate of Amendment (the “Certificate of Amendment”) to the Fourth Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) amends certain provisions of the Certificate of Incorporation.

2.	This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3.
Upon this Certificate of Amendment becoming effective, the second paragraph of Article IV, Section 1 of the Corporation’s Certificate of Incorporation is hereby deleted and replaced in its entirety with the following paragraph:

“The total number of shares of common stock authorized to be issued is 15,000,000, par value $0.001 per share (the “Common Stock”). The total number of shares of preferred stock authorized to be issued is 500,000, par value $0.001 per share (the “Preferred Stock”).”
4.	That except as amended hereby, the provisions of the Corporation’s Certificate of Incorporation shall remain in full force and effect.
5.	This Certificate of Amendment shall be effective immediately upon filing.
IN WITNESS WHEREOF, this Certificate of Amendment has been signed on behalf of the Corporation by its duly authorized officer this   th day of      , 2026.

LULU’S FASHION LOUNGE HOLDINGS, INC.

By:
Name:
Title:

A-1

Appendix B
CERTIFICATE OF AMENDMENT TO
THE FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
LULU’S FASHION LOUNGE HOLDINGS, INC.
Lulu’s Fashion Lounge Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), hereby certifies as follows:
1.
This Certificate of Amendment (the “Certificate of Amendment”) to the Fourth Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) amends certain provisions of the Certificate of Incorporation.

2.	This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3.	Upon this Certificate of Amendment becoming effective, Article VII of the Corporation’s Certificate of Incorporation is hereby amended by adding the following at the end of Article VII, Section 1:
“To the fullest extent permitted by the Delaware General Corporation Law, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the Delaware General Corporation Law is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. For purposes of this Article VII, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b). Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the Delaware General Corporation Law, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”
4.	That except as amended hereby, the provisions of the Corporation’s Certificate of Incorporation shall remain in full force and effect.
5.	This Certificate of Amendment shall be effective immediately upon filing.
IN WITNESS WHEREOF, this Certificate of Amendment has been signed on behalf of the Corporation by its duly authorized officer this   th day of     , 2026.

LULU’S FASHION LOUNGE HOLDINGS, INC.

By:
Name:
Title:

B-1

LULU'S FASHION LOUNGE HOLDINGS, INC.
ATTN: LEGAL DEPARTMENT
195 HUMBOLDT AVENUE
CHICO, CA 95928

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/LVLU2026**

You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - Call 1-800-690-6903 toll-free
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92732-P47018 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LULU'S FASHION LOUNGE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. To elect the following director nominees as Class II Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified:

Nominees:	For	Withhold
1a. Anisa Kumar	☐	☐
1b. Crystal Landsem	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V92733-P47018

LULU'S FASHION LOUNGE HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 9, 2026 AT 2:00 P.M., EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Crystal Landsem and Heidi Crane, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of the proxy card, all of the shares of common stock of Lulu's Fashion Lounge Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 2:00 p.m., Eastern Time on June 9, 2026, at www.virtualshareholdermeeting.com/LVLU2026, and any continuation, postponement, or adjournment thereof.

Such proxies are authorized to vote in their discretion (a) for the election of any person to the Board of Directors if any nominees named herein becomes unable to serve or for good cause will not serve, (b) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (c) such other business as may properly be brought before the meeting or any continuation, postponement, or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side